              --------------------------------------------------
                                 SMITH BARNEY
                          GOVERNMENT SECURITIES FUND
              --------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2000

                       [LOGO OF SMITH BARNEY MUTUAL FUNDS

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.]

             ----------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
             ----------------------------------------------------

                          A MESSAGE FROM THE CHAIRMAN

                         [PHOTO OF HEATH B. MCLENDON]
HEATH B.
MCLENDON
CHAIRMAN

-------------


The year 2000 began with difficulty for the U.S. bond market, as trends that had been overlooked in late 1999 began to take effect. As a cautionary stance against a potentially overheated economy, the Federal Reserve Board ("Fed") raised short-term interest rates in February, March and May. This action, combined with the euro's persistent weakness against the U.S. dollar, led to a decline in bond prices during the first half of the year./1/

By the middle of 2000, slowing growth in the U.S. economy and little sign of inflation led the Fed to halt and ultimately reverse its tightening policy. This new Fed posture -- combined with increasingly volatile stock markets and negative corporate earnings announcements -- drove many investors to seek out opportunities in the bond market

As a result, the bond market performed well for the first time in years, fueled by news of U.S. Treasury plans to buy back approximately $30 billion of its long-term debt obligations. The U.S. Treasury Department's announcement had a significant, positive impact on the bond market. Fixed-income portfolio managers and traders began to realize that for the first time in 20 years not only would there be less new supply, but also there would be fewer U.S. Treasuries outstanding, which caused bonds to rally.
Portfolio manager Jim Conroy and his investment team seek to provide shareholders of the Smith Barney Government Securities Fund ("Portfolio") with high current income by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Jim and his team use fundamental analysis to identify sectors of the government or mortgage markets that are inefficiently priced and then adjust the Portfolio's positions to take advantage of these new investment opportunities.

As the global economy struggles to find a new equilibrium, it has become more important than ever to choose an investment manager you trust. When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well-respected financial institutions.

We thank you for entrusting SSB Citi with the management of your assets.

Sincerely,

 LOGO
Heath B. McLendon
Chairman

January 4, 2001

--------
1 Bond prices move inversely to changes in interest rates.



1 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

[PHOTO OF James E. Conroy]

JAMES E.CONROY
Vice President and Investment Officer

Dear Shareholder,
We are pleased to provide the annual report for the Smith Barney Government Securities Fund ("Portfolio") for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended December 31, 2000, the Portfolio's Class A shares, without and with sales charges, returned
11.65% and 6.67%, respectively. In comparison, the Lehman Brothers Government Bond Index ("Lehman Index")/1/ returned 13.24% for the same period. Past performance is not indicative of future results.

Market Update and Outlook
As the new millennium dawned, fears of potential computer catastrophes were replaced with the prospects for continued prosperity, as measured by the buoyant hopes for the stock market. The newfound wealth enjoyed by many over the past few years fueled consumer spending to levels never seen before. Home sales escalated as low interest rates on an absolute basis, combined with the stock mania phenomena, appeared to mean "bigger and better."

During the period, many investors believed that the Federal Reserve Board's ("Fed") tightening (i.e., 175 basis points/2/ since the beginning of 1999) was insufficient. However, the demise of many once-promising dot.com companies and the hint of weaker corporate earnings began to seemingly affect economic reports beginning in the late summer of 2000. The bond market took its cue from these events as interest rates declined, allowing short-term interest rates to fall below longer-term maturity securities for the first time since mid-January. Suddenly, the Fed's inflationary bias was replaced at year-end 2000 with a 50-basis point reduction in the federal funds rate ("fed funds rate")/3/ on January 3, 2001./4 /

--------
1 The Lehman Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
2 A basis point is 0.01% or one one-hundredth of a percent.
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4 On January 31, 2001, after this letter was written, the Fed cut interest rates by an additional 50 basis points.


2 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

The continued buyback of U.S. Treasuries negatively impacted the hedging strategies related to corporate bonds and, to a lesser degree, mortgage-backed securities during 2000. Consequently, spreads versus U.S. Treasuries widened dramatically.

One of our major concerns, which remains difficult to answer, is what will be the impact to future economic growth given that stocks have redefined the traditional definition of savings. In hard times, savings have been the traditional source of financial support. In our opinion, there now exists a void with the savings rate at an all-time low. We expect interest rates to decline further in 2001 than many would suspect.

Investment Strategy and Portfolio Update
The Portfolio seeks high current return and invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury securities and mortgage-related securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government, or only by the credit of the issuer itself. (Please note that the Portfolio's shares are not guaranteed by the U.S. government or its agencies.)

While the Lehman Index is invested 100% in U.S. government obligations, during the period the Portfolio maintained a position in mortgage-backed securities/5/ for their dividend yield potential and as a means of offsetting expenses. Because of our strategy, we will need to pay close attention to the convexity/6/ of mortgage-backed securities as interest rates move.

The decline in interest rates (particularly during the fall of 2000) required us to substantially reduce the Portfolio's holdings in mortgage-backed securities (from roughly 70% to 22%) to remain competitive with U.S. Treasuries. As of December 31, 2000, the Portfolio's allocation was 1.0% in asset-backed securities and 98.8% in U.S. government and agency obligations. And while no guarantees can be given, we believe our strategy may continue to benefit the Portfolio.


--------
5 Mortgage-backed securities are securities that are backed by mortgages. Such certificates are issued by the Federal Home Loan Mortgage Association and the Federal National Mortgage Association.
6 Convexity is a mathematical concept that measures the market price of an interest-bearing bond to changes in interest rate levels.


3 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

The chart below shows the yields from U.S. Treasuries during the period under review.

                        Yields from U.S. Treasuries/7/

                       Interest Rates        12/31/00 12/31/99
                 --------------------------- -------  -------
                 2-year U.S. Treasury Notes     5.09%    6.21%

                 5-year U.S. Treasury Notes     4.97     6.34

                 10-year U.S. Treasury Bonds    5.11     6.44

                 30-year U.S. Treasury Bonds    5.46     6.48

Thank you for investing in the Smith Barney Government Securities Fund.

Sincerely,

/s/ James E. Conroy

James E. Conroy
Vice President and Investment Officer

January 4, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2000 and is subject to change.

--------
7 Source: Bloomberg LLP.


4 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Historical Performance -- Class A Shares


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)/

----------------------------------------------------------------------------------------
12/31/00                  $ 8.99  $ 9.45     $0.55         $0.00     $0.00       11.65%
----------------------------------------------------------------------------------------
12/31/99                    9.97    8.99      0.49          0.00      0.00*      (4.96)
----------------------------------------------------------------------------------------
12/31/98                    9.75    9.97      0.55          0.00      0.00        8.12
----------------------------------------------------------------------------------------
12/31/97                    9.34    9.75      0.60          0.00      0.00       11.23
----------------------------------------------------------------------------------------
12/31/96                    9.77    9.34      0.59          0.00      0.01        1.96
----------------------------------------------------------------------------------------
12/31/95                    9.17    9.77      0.69          0.00      0.00       14.50
----------------------------------------------------------------------------------------
12/31/94                   10.01    9.17      0.49          0.00      0.07       (2.76)
----------------------------------------------------------------------------------------
12/31/93                    9.69   10.01      0.72          0.00      0.00       10.87
----------------------------------------------------------------------------------------
Inception** - 12/31/92      9.56    9.69      0.08          0.00      0.02       2.41+

----------------------------------------------------------------------------------------
Total                                        $4.76         $0.00     $0.10

----------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain    Return      Total
Year Ended  of Year  of Year Dividends Distributions of Capital Returns/(1)/

----------------------------------------------------------------------------
12/31/00      $ 9.00  $ 9.46     $0.50         $0.00     $0.00       11.06%
----------------------------------------------------------------------------
12/31/99        9.97    9.00      0.45          0.00      0.00*      (5.35)
----------------------------------------------------------------------------
12/31/98        9.79    9.97      0.53          0.00      0.00        7.44
----------------------------------------------------------------------------
12/31/97        9.38    9.79      0.57          0.00      0.00       10.82
----------------------------------------------------------------------------
12/31/96        9.81    9.38      0.54          0.00      0.01        1.42
----------------------------------------------------------------------------
12/31/95        9.17    9.81      0.60          0.00      0.00       13.87
----------------------------------------------------------------------------
12/31/94       10.01    9.17      0.45          0.00      0.07       (3.25)
----------------------------------------------------------------------------
12/31/93        9.68   10.01      0.67          0.00      0.00       10.45
----------------------------------------------------------------------------
12/31/92        9.81    9.68      0.53          0.00      0.11        5.45
----------------------------------------------------------------------------
12/31/91        9.11    9.81      0.63          0.00      0.08       16.28

----------------------------------------------------------------------------
Total                            $5.47         $0.00     $0.27

----------------------------------------------------------------------------


5 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Historical Performance -- Class L Shares



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)/

----------------------------------------------------------------------------------------
12/31/00                  $ 8.99  $ 9.45     $0.51         $0.00     $0.00       11.10%
----------------------------------------------------------------------------------------
12/31/99                    9.97    8.99      0.45          0.00      0.00*      (5.41)
----------------------------------------------------------------------------------------
12/31/98                    9.78    9.97      0.53          0.00      0.00        7.56
----------------------------------------------------------------------------------------
12/31/97                    9.38    9.78      0.57          0.00      0.00       10.75
----------------------------------------------------------------------------------------
12/31/96                    9.81    9.38      0.55          0.00      0.01        1.47
----------------------------------------------------------------------------------------
12/31/95                    9.17    9.81      0.61          0.00      0.00       13.93
----------------------------------------------------------------------------------------
12/31/94                   10.01    9.17      0.45          0.00      0.07       (3.25)
----------------------------------------------------------------------------------------
Inception** - 12/31/93      9.90   10.01      0.61          0.00      0.00       7.36+

----------------------------------------------------------------------------------------
Total                                        $4.28         $0.00     $0.08

----------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)/

----------------------------------------------------------------------------------------
12/31/00                   $8.99   $9.45     $0.58         $0.00     $0.00       12.02%
----------------------------------------------------------------------------------------
12/31/99                    9.97    8.99      0.53          0.00      0.00*      (4.61)
----------------------------------------------------------------------------------------
12/31/98                    9.76    9.97      0.59          0.00      0.00        8.42
----------------------------------------------------------------------------------------
12/31/97                    9.34    9.76      0.63          0.00      0.00       11.73
----------------------------------------------------------------------------------------
Inception** - 12/31/96      9.71    9.34      0.56          0.00      0.01       2.30+

----------------------------------------------------------------------------------------
Total                                        $2.89         $0.00     $0.01

----------------------------------------------------------------------------------------

 Historical Performance -- Class Z Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)/

----------------------------------------------------------------------------------------
12/31/00                   $8.99   $9.44     $0.58         $0.00     $0.00       11.91%
----------------------------------------------------------------------------------------
Inception** - 12/31/99      9.97    8.99      0.53          0.00      0.00*     (4.61)+

----------------------------------------------------------------------------------------
Total                                        $1.11         $0.00     $0.00

----------------------------------------------------------------------------------------

 Historical Performance -- Class 1 Shares

                       Net Asset Value
                       ----------------
                       Beginning End of  Income   Capital Gain    Return     Total
Period Ended           of Period Period Dividends Distributions of Capital Returns/(1)/

---------------------------------------------------------------------------------------
Inception** - 12/31/00     $9.17  $9.47     $0.20         $0.00      $0.00     5.47%+

---------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


6 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Average Annual Total Returns


                                         Without Sales Charges/(1)/
                               -----------------------------------------------
                               Class A Class B Class L Class Y Class Z Class 1

  ----------------------------------------------------------------------------
  Year Ended 12/31/00           11.65%  11.06%  11.10%  12.02%  11.91%    N/A
  ----------------------------------------------------------------------------
  Five Years Ended 12/31/00      5.41    4.88    4.90     N/A     N/A     N/A
  ----------------------------------------------------------------------------
  Ten Years Ended 12/31/00        N/A    6.60     N/A     N/A     N/A     N/A
  ----------------------------------------------------------------------------
  Inception** through 12/31/00   6.31    7.49    5.33    5.90    3.34   5.47%+

  ----------------------------------------------------------------------------

                                          With Sales Charges/(2)/
                              ------------------------------------------------
                              Class A Class B Class L Class Y Class Z Class 1

 -----------------------------------------------------------------------------
 Year Ended 12/31/00            6.67%   6.56%   9.01%  12.02%  11.91%    N/A
 -----------------------------------------------------------------------------
 Five Years Ended 12/31/00      4.44    4.72    4.69     N/A     N/A     N/A
 -----------------------------------------------------------------------------
 Ten Years Ended 12/31/00        N/A    6.60     N/A     N/A     N/A     N/A
 -----------------------------------------------------------------------------
 Inception** through 12/31/00   5.71    7.49    5.19    5.90    3.34  (1.61)%+

 -----------------------------------------------------------------------------

 Cumulative Total Returns

                                              Without Sales Charges/(1)/

       -----------------------------------------------------------------
       Class A (Inception** through 12/31/00)                    64.62%
       -----------------------------------------------------------------
       Class B (12/31/90 through 12/31/00)                       89.52
       -----------------------------------------------------------------
       Class L (Inception** through 12/31/00)                    50.72
       -----------------------------------------------------------------
       Class Y (Inception** through 12/31/00)                    32.42
       -----------------------------------------------------------------
       Class Z (Inception** through 12/31/00)                     6.75
       -----------------------------------------------------------------
       Class 1 (Inception** through 12/31/00)                     5.47

       -----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 4.50%,1.00% and 6.75%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Amount represents less than $0.01 per share.
** Inception dates for Class A, B, L, Y, Z and 1 shares are November 6, 1992, March 20, 1984, February 4, 1993, February 7, 1996, January 4, 1999 and September 12, 2000, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


7 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Historical Performance (unaudited)



  Growth of $10,000 Invested in Class B Shares of the Smith Barney Government Securities Fund vs. Lehman Brothers Government Bond Index and Lipper General
                      U.S. Government Peer Group Average+

--------------------------------------------------------

                        December 1990 -- December 2000
                                                      [CHART]

        Smith Barney             Lehman Brothers          Lipper General

        Government               Government Bond       U.S. Government Peer

        Securities Fund               Index               Group Average

12/90        10000                    10000                    10000

12/91        11628                    11531                    11457

12/92        12262                    12365                    12184

12/93        13544                    13682                    13314

12/94        13113                    13220                    12727

12/95        14800                    15644                    14993

12/96        15144                    16079                    15248

12/97        16782                    17620                    16612

12/98        18030                    19355                    17949

12/99        17065                    18941                    17412

12/00        18952                    21429                    19441

+ Hypothetical illustration of $10,000 invested in Class B shares on December
  31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Lipper General U.S. Government Peer Group Average is composed of the Portfolio's peer group of 186 mutual funds investing in U.S. Government securities as of December 31, 2000. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Portfolio Highlights (unaudited)




                             Portfolio Breakdown*


                                    [CHART]

 1.0% Asset-Backed Securities

 0.2% Corporate Bonds and Notes

98.8% U.S. Government and Agency Obligations


U.S. Government and Agency Obligations are obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities and include such instruments as Treasury bills, notes and bonds.

Mortgage-Backed Securities are debt securities issued by the U.S. government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

--------
* All information is as of December 31, 2000. Please note that Portfolio holdings are subject to change.


9 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Schedule of Investments                                      December 31, 2000



    FACE
   AMOUNT                             SECURITY                              VALUE

-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 76.8%
$ 27,600,000 U.S. Treasury Notes, 5.875% due 11/15/05                    $ 28,544,886
  35,339,000 U.S. Treasury Notes, 6.875% due 5/15/06                       38,246,198
  35,000,000 U.S. Treasury Notes, 7.000% due 7/15/06                       38,115,525
  10,000,000 U.S. Treasury Notes, 6.250% due 2/15/07                       10,570,700
  61,225,000 U.S. Treasury Notes, 6.125% due 8/15/07                       64,472,803
  96,750,000 U.S. Treasury Notes, 5.625% due 2/15/06 to 5/15/08            99,290,997
   8,000,000 U.S. Treasury Notes, 4.750% due 11/15/08                       7,784,064
  41,000,000 U.S. Treasury Notes, 5.500% due 2/15/08 to 5/15/09            41,856,071
  47,690,000 U.S. Treasury Notes, 6.000% due 8/15/09                       50,351,054
  57,023,000 U.S. Treasury Notes, 6.500% due 5/31/01 to 2/15/10            62,424,676
  29,550,000 U.S. Treasury Notes, 5.750% due 8/15/10                       30,979,038
     271,000 U.S. Treasury Bonds, 8.125% due 8/15/19                          350,372
     726,179 U.S. Treasury Bonds, 3.625% due 4/15/28                          712,943
      75,151 U.S. Treasury Bonds, 3.875% due 4/15/29                           77,055
   1,379,000 U.S. Treasury Bonds, 6.125% due 8/15/29                        1,502,250
 240,500,000 U.S. Treasury Strips, zero coupon due 11/15/09 to 11/15/18   147,112,214
-------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Cost  -- $597,857,298)                                      622,390,846

-------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 22.0%
         793 FHLMC 15 Year, 8.500% due 4/1/01                                     812
   6,600,000 FNMA 30 Year, 4.750% due 11/14/03                              6,456,556
     270,951 FHLMC 30 Year, 6.000% due 1/15/24                                264,600
     230,686 FHLMC 30 Year, 6.250% due 6/15/24                                231,702
      10,796 FNMA 30 Year, 6.000% to 8.000% due 7/1/03 to 5/1/29               10,921
   1,525,303 FNMA 30 Year, 6.500% due 5/1/29*                               1,504,806
   9,699,996 GNMA 30 Year, 6.500% due 9/15/29*                              9,603,590
  93,020,817 GNMA 30 Year, 8.000% due 4/15/30*                             95,382,308
  11,902,574 GNMA 30 Year, 8.500% due 5/15/30*                             12,263,991
  51,927,033 GNMA 30 Year, 7.500% due 11/15/30*                            52,819,502
-------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (Cost -- $175,791,499)                                       178,538,788

-------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 0.2%
Banking -- 0.1%
     399,000 Popular North America Inc., Series MTND, 6.875% due 6/15/01      400,118
     456,000 Wells Fargo Bank NA, Series BKNT, 7.800% due 6/15/10             480,221
-------------------------------------------------------------------------------------
                                                                              880,339
-------------------------------------------------------------------------------------
Electrical -- 0.1%
      25,362 Comed Financing I, Guaranteed Trust Preferred Securities,
              8.480% due 9/30/35                                              632,465
-------------------------------------------------------------------------------------
Paper and Forest Products -- 0.0%
          90 Abitibi -- Consolidated Inc., 8.850% due 8/1/30                       86
-------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS AND NOTES
             (Cost -- $1,558,649)                                           1,512,890

-------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


10 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Schedule of Investments (continued)                          December 31, 2000

    FACE
   AMOUNT                                     SECURITY                                     VALUE

----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.0%
$  1,071,316 Asset Securitization Corp., Series 1995-MD4, Class A2,
              7.384% due 8/13/29                                                        $  1,129,944
     677,379 Conseco Finance, Series 2000-D, Class A4, 8.170% due 12/15/25                   714,653
     516,224 GE Capital Mortgage Services, Inc., Series 1993-8, Class M,
              7.000% due 10/25/23                                                            513,390
             GMAC Commercial Mortgage Securities Inc.:
      31,580  Series 1998-C2, Class A2, 6.420% due 8/15/08                                    31,628
   1,219,282  Series 2000-C1, Class A2, 7.724% due 12/15/09                                1,312,737
   1,599,842 Green Tree Financial Corp., Series 1996-8, Class A7,
              8.050% due 10/15/27                                                          1,694,445
     625,231 Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEM1,
              6.710% due 8/15/29                                                             610,030
      41,292 IMC Home Equity Loan Trust, Series 1998-3, Class A3, 6.160% due 5/20/14          41,153
     601,487 Indymac Manufactured Housing Contract, Series 1998-2, Class A4,
              6.640% due 12/25/27                                                            579,740
     183,152 J.P. Morgan Commercial Mortgage Finance Corp., Series 1998-C6,
              Class A1, 6.373% due 1/15/30                                                   184,098
     333,003 Morgan Stanley Captial I, Series 1997-ALIC, Class A1B, 6.440% due 11/15/02      334,128
   1,057,053 Nomura Asset Securities Corp., Series 1995-MD3, Class A1B,
              8.150% due 3/4/20                                                            1,126,096
----------------------------------------------------------------------------------------------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost -- $8,346,849)                                                          8,272,042

----------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $783,554,295**)                                                   $810,714,566

----------------------------------------------------------------------------------------------------

 * Date shown represents the last in range of maturity dates of mortgage certificates owned.
**  Aggregate cost for Federal income tax purposes is substantially the same.




                      See Notes to Financial Statements.


11 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Statement of Assets and Liabilities                          December 31, 2000



ASSETS:
  Investments, at value (Cost -- $783,554,295)                                    $  810,714,566
  Collateral for securities on loan (Note 10)                                        277,638,596
  Receivable for securities sold                                                      16,327,303
  Interest receivable                                                                  8,702,308
  Receivable for Fund shares sold                                                      3,934,976
-------------------------------------------------------------------------------------------------
  Total Assets                                                                     1,117,317,749
-------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 10)                                           277,638,596
  Payable for securities purchased                                                    12,930,445
  Payable to bank                                                                      4,228,221
  Dividends payable                                                                    1,802,126
  Payable for Fund shares purchased                                                      679,350
  Distribution fees payable                                                              171,610
  Investment advisory fees payable                                                       245,110
  Administration fees payable                                                            140,063
  Accrued expenses                                                                       218,508
-------------------------------------------------------------------------------------------------
  Total Liabilities                                                                  298,054,029
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                  $  819,263,720

-------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                                     $       86,666
  Capital paid in excess of par value                                                924,546,135
  Undistributed net investment income                                                     77,194
  Accumulated net realized loss from security transactions and futures contracts    (132,606,546)
  Net unrealized appreciation of investments                                          27,160,271
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                  $  819,263,720

-------------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                                             35,043,213
------------------------------------------------------------------------------------------------
  Class B                                                                              6,435,469
------------------------------------------------------------------------------------------------
  Class L                                                                                825,796
------------------------------------------------------------------------------------------------
  Class Y                                                                             24,219,736
------------------------------------------------------------------------------------------------
  Class Z                                                                              6,782,447
------------------------------------------------------------------------------------------------
  Class 1                                                                             13,358,906
------------------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                           $9.45
------------------------------------------------------------------------------------------------
  Class B *                                                                                $9.46
------------------------------------------------------------------------------------------------
  Class L **                                                                               $9.45
------------------------------------------------------------------------------------------------
  Class Y (and redemption price)                                                           $9.45
------------------------------------------------------------------------------------------------
  Class Z (and redemption price)                                                           $9.44
------------------------------------------------------------------------------------------------
  Class 1 (and redemption price)                                                           $9.47
------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)                        $9.90
------------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                        $9.55
------------------------------------------------------------------------------------------------
  Class 1 (net asset value plus 7.24% of net asset value per share)                       $10.16

-------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                      See Notes to Financial Statements.


12 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Statement of Operations                   For the Year Ended December 31, 2000



INVESTMENT INCOME:
  Interest                                                   $ 45,946,665
--------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                             2,287,316
  Administration fees (Note 2)                                  1,307,037
  Distribution fees (Note 2)                                    1,169,740
  Shareholder and system servicing fees                           273,229
  Shareholder communications                                       76,343
  Custody                                                          51,078
  Registration fees                                                46,664
  Audit and legal                                                  33,846
  Director's fees                                                  30,284
  Other                                                            10,097
--------------------------------------------------------------------------
  Total Expenses                                                5,285,634
--------------------------------------------------------------------------
Net Investment Income                                          40,661,031
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
  Realized Loss From:
   Security transactions (excluding short-term securities)    (10,021,290)
   Futures contracts                                           (2,894,658)
--------------------------------------------------------------------------
  Net Realized Loss                                           (12,915,948)
--------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 11)            48,645,621
--------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                  35,729,673
--------------------------------------------------------------------------
Increase in Net Assets From Operations                       $ 76,390,704

--------------------------------------------------------------------------



                      See Notes to Financial Statements.


13 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Statements of Changes in Net Assets


                                                For the Years Ended December 31,

                                                                            2000           1999

----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                $  40,661,031  $  35,900,829
  Net realized loss                                                      (12,915,948)   (45,975,860)
  Increase (decrease) in net unrealized appreciation                      48,645,621    (24,345,994)
----------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                       76,390,704    (34,421,025)
----------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                                  (40,767,962)   (35,868,390)
  Capital                                                                         --       (317,217)
----------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                         (40,767,962)   (36,185,607)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                       256,672,597    301,097,753
  Net asset value of shares issued in connection with the transfer of
   the Citi Intermediate Income Fund's net assets (Note 11)               37,668,503             --
  Net asset value of shares issued in connection with the transfer of the Smith Barney Investment Series -- Government Fund's net
   assets (Note 11)                                                      158,656,944             --
  Net asset value of shares issued for reinvestment of dividends          19,878,814     17,773,354
  Cost of shares reacquired                                             (326,148,154)  (246,720,222)
----------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                    146,728,704     72,150,885
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                   182,351,446      1,544,253
NET ASSETS:
  Beginning of year                                                      636,912,274    635,368,021
----------------------------------------------------------------------------------------------------
  End of year*                                                         $ 819,263,720  $ 636,912,274

----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:         $77,194        $(3,771)

----------------------------------------------------------------------------------------------------




                      See Notes to Financial Statements.


14 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Government Securities Fund ("Portfolio"), a separate investment fund of Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond, Smith Barney Peachtree Growth, formerly Concert Peachtree Growth, Smith Barney Hansberger Global Value, Smith Barney Small Cap Value, Smith Barney Premier Selections Large Cap, Smith Barney Premier Selections All Cap Growth, Smith Barney Premier Selections Global Growth, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Growth Funds. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general expenses are allocated on the basis of the relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were


15 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $40,645,968 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions
SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Portfolio. The Portfolio pays SSBC an advisory fee calculated at the following annual rates of average daily net assets: 0.35% up to $2 billion, 0.30% of the next $2 billion, 0.25% of the next $2 billion, 0.20% of the next $2 billion and then 0.15% of the remaining average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended December 31, 2000, the Portfolio paid transfer agent fees of $79,641 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio distributor replacing CFBDS, Inc. (''CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.



16 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

There are maximum initial sales charges of 4.50%, 1.00% and 6.75% for Class A, L and 1 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2000, SSB and CFBDS received sales charges of approximately $212,000, $32,000 and $173,000 on sales of the Portfolio's Class A, L and 1 shares, respectively. In addition, CDSCs paid to SSB were approximately $130,000 and $1,000 for Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2000, total Distribution Plan fees incurred were:

                       Class A  Class B  Class L

------------------------------------------------
Distribution Plan Fees $713,726 $410,354 $45,660

------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments
During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases $1,867,887,350
------------------------
Sales      1,857,976,614

------------------------



17 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

At December 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation $27,442,505
Gross unrealized depreciation    (282,234)
------------------------------------------
Net unrealized appreciation   $27,160,271

------------------------------------------

4. Capital Loss Carryforward
At December 31, 2000, the Portfolio had, for Federal tax purposes, approximately $131,643,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

Carryforward Expiration   Amount

-----------------------------------
2001                    $11,586,000
-----------------------------------
2002                     31,819,000
-----------------------------------
2003                      4,331,000
-----------------------------------
2004                        707,000
-----------------------------------
2006                     15,963,000
-----------------------------------
2007                     50,897,000
-----------------------------------
2008                     16,340,000

-----------------------------------

5. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

6. Reverse Repurchase Agreements
The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.



18 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

During the year ended December 31, 2000, the Portfolio did not enter into any reverse repurchase agreements.

7. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Port- folio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2000, the Portfolio had no open futures contracts.

8. Options Contracts
Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Portfolio held no purchased call or put option contracts.



19 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Portfolio did not enter into any written covered call or put option contracts.

9. Securities Traded on a When-Issued or
   To-Be-Announced Basis

The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2000, the Portfolio did not hold any TBA securities.



20 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

10. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Portfolio had loaned securities having a value of $267,609,584 and holds the following collateral for loaned securities:

Security Description                                            Value

-------------------------------------------------------------------------
Time Deposits:
  Bank of Australia/New Zealand, 6.63% due 1/2/01            $ 45,538,149
  Bank Brussels, 6.66% and 6.70% due 1/2/01                    52,320,426
  Bayerische Landsbank, 6.63% due 1/2/01                       38,755,871
  CS First Boston Corp., 3.00%, 5.00% and 7.06%, due 1/2/01    34,880,284
  Societe General, 6.63% due 1/2/01                            23,447,969
  Suntrust Bank, 4.50% due 1/2/01                               9,331,159
Floating Rate Notes:
  First Union National Bank, 6.63% due 7/27/01                 41,391,103
Commercial Paper:
  Edison Financial, 6.59% due 1/4/01                            9,590,879
  UBS Securities, 6.62% due 1/25/01                            22,382,756
-------------------------------------------------------------------------
Total                                                        $277,638,596

-------------------------------------------------------------------------

Interest income earned by the Portfolio from securities loaned for the year ended December 31, 2000 was $209,815.



21 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

11. Transfer of Net Assets

On October 6, 2000, the Portfolio acquired the assets and certain liabilities of the Citi Intermediate Income Fund pursuant to a plan of reorganization approved by Citi Intermediate Income Fund shareholders on October 2, 2000. Total shares issued by the Portfolio and the total net assets of the Intermediate Income Fund and the Portfolio on the date of transfer were as follows:

                                                Total Net Assets
                              Shares Issued          of the          Total Net Assets
                                 by the     Citi Intermediate Income      of the
Acquired Fund                   Portfolio             Fund              Portfolio

-------------------------------------------------------------------------------------
Citi Intermediate Income Fund     4,112,609              $37,668,503     $605,981,883

-------------------------------------------------------------------------------------

The total net assets of the Citi Intermediate Income Fund before acquisition included unrealized depreciation of $1,867,114, accumulated net realized loss of $5,595,393 and overdistributed net investment income of $453. Total net assets of the Portfolio immediately after the transfer were $643,650,386. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On October 13, 2000, the Portfolio acquired the assets and certain liabilities of the Smith Barney Investment Series -- Government Fund ("Government Fund") pursuant to a plan of reorganization approved by Government Fund shareholders on September 25, 2000. Total shares issued by the Portfolio and the total net assets of the Government Fund and the Portfolio on the date of transfer were as follows:

                              Total Net Assets
                Shares Issued      of the      Total Net Assets
                   by the        Government         of the
Acquired Fund     Portfolio         Fund          Portfolio

---------------------------------------------------------------
Government Fund    17,206,603     $158,656,944     $646,096,170

---------------------------------------------------------------

The total net assets of the Government Fund before acquisition included unrealized appreciation of $1,751,686, accumulated net realized loss of $47,620,101 and overdistributed net investment income of $26,244. Total net assets of the Portfolio immediately after the transfer were $804,753,114. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

22 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

12. Capital Shares
At December 31, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                Class A      Class B     Class L     Class Y      Class Z     Class 1

----------------------------------------------------------------------------------------
Total Paid-in
 Capital      $347,124,869 $144,834,402 $7,874,324 $226,325,524 $67,370,214 $131,103,468

----------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                             Year Ended                  Year Ended
                                          December 31, 2000           December 31, 1999
                                     --------------------------- ---------------------------
                                        Shares        Amount        Shares        Amount

--------------------------------------------------------------------------------------------
Class A
Shares sold                            8,863,520  $  81,580,095   15,324,130  $ 146,350,103
Net asset value of shares issued in
 connection with the transfer of the
 Citi Intermediate Income Fund's
 net assets                            3,928,726     35,982,348           --             --
Net asset value of shares issued in
 connection with the transfer of the
 Smith Barney Investment Series --
 Government Fund's net assets          2,018,421     18,580,575           --             --
Shares issued on reinvestment          1,286,639     11,741,956    1,182,742     11,108,585
Shares reacquired                    (13,091,463)  (119,983,740) (19,332,917)  (183,718,121)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)                3,005,843  $  27,901,234   (2,826,045) $ (26,259,433)

--------------------------------------------------------------------------------------------
Class B
Shares sold                            1,972,244  $  18,121,407    1,937,860  $  18,481,308
Net asset value of shares issued in
 connection with the transfer of the
 Citi Intermediate Income Fund's
 net assets                              183,883      1,686,155           --             --
Net asset value of shares issued in
 connection with the transfer of the
 Smith Barney Investment Series --
 Government Fund's net assets          1,537,769     14,159,769           --             --
Shares issued on reinvestment            220,413      2,012,182      262,455      2,470,322
Shares reacquired                     (4,809,603)   (43,835,394)  (4,101,258)   (38,779,393)
--------------------------------------------------------------------------------------------
Net Decrease                            (895,294) $  (7,855,881)  (1,900,943) $ (17,827,763)

--------------------------------------------------------------------------------------------

23 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

                                             Year Ended                 Year Ended
                                         December 31, 2000*         December 31, 1999**
                                     --------------------------- -------------------------
                                        Shares        Amount       Shares       Amount

------------------------------------------------------------------------------------------
Class L
Shares sold                              592,120  $   5,434,426     807,944  $  7,650,700
Shares issued on reinvestment             30,009        273,874      23,595       220,776
Shares reacquired                       (531,305)    (4,866,971)   (539,025)   (5,015,694)
------------------------------------------------------------------------------------------
Net Increase                              90,824  $     841,329     292,514  $  2,855,782

------------------------------------------------------------------------------------------
Class Y
Shares sold                            1,730,350  $  15,581,053   4,636,231  $ 43,975,335
Shares issued on reinvestment                672          6,162          --            --
Shares reacquired                     (1,210,693)   (10,986,482)   (110,644)   (1,031,573)
------------------------------------------------------------------------------------------
Net Increase                             520,329  $   4,600,733   4,525,587  $ 42,943,762

------------------------------------------------------------------------------------------
Class Z
Shares sold                              936,032  $   8,578,158   8,528,957  $ 84,640,307
Shares issued on reinvestment            424,964      3,871,704     423,085     3,973,671
Shares reacquired                     (1,589,402)   (14,421,704) (1,941,189)  (18,175,441)
------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (228,406) $  (1,971,842)  7,010,853  $ 70,438,537

------------------------------------------------------------------------------------------
Class 1
Shares sold                           13,813,671  $ 127,377,458          --            --
Net asset value of shares issued in
 connection with the transfer of the
 Smith Barney Investment Series --
 Government Fund's net assets         13,650,413    125,916,600          --            --
Shares issued on reinvestment            212,278      1,972,936          --            --
Shares reacquired                    (14,317,456)  (132,053,863)         --            --
------------------------------------------------------------------------------------------
Net Increase                          13,358,906  $ 123,213,131          --            --

------------------------------------------------------------------------------------------

 * For Class 1 shares, transactions are for the period from September 12, 2000 (inception date) to December 31, 2000.
** For Class Z shares, transactions are for the period from January 4, 1999 (inception date) to December 31, 1999.

24 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares                                 2000/(1)/     1999/(1)/     1998/(1)/     1997      1996

--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $8.99         $9.97         $9.75        $9.34     $9.77
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.55          0.49          0.51         0.59      0.61
  Net realized and unrealized gain (loss)       0.46         (0.98)         0.26         0.42     (0.44)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.01         (0.49)         0.77         1.01      0.17
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.55)        (0.49)        (0.55)       (0.60)    (0.59)
  Capital                                         --         (0.00)*          --           --     (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions                            (0.55)        (0.49)        (0.55)       (0.60)    (0.60)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $9.45         $8.99         $9.97        $9.75     $9.34
--------------------------------------------------------------------------------------------------------
Total Return                                   11.65%        (4.96)%        8.12%       11.23%     1.96%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $331,125      $288,133      $347,622     $361,124  $388,563
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                0.92%         0.93%         0.92%        0.92%     0.93%
  Interest expense                                --          0.01          0.08         0.85      0.84
  Total expenses                                0.92          0.94          1.00         1.77      1.77
  Net investment income                         6.12          5.21          5.15         6.24      6.16
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          280%          161%          334%         274%      420%

--------------------------------------------------------------------------------------------------------

Class B Shares                                 2000/(1)/     1999/(1)/     1998/(1)/     1997      1996

--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $9.00         $9.97         $9.79        $9.38     $9.81
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.50          0.45          0.45         0.54      0.56
  Net realized and unrealized gain (loss)       0.46         (0.97)         0.26         0.44     (0.44)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.96         (0.52)         0.71         0.98      0.12
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.50)        (0.45)        (0.53)       (0.57)    (0.54)
  Capital                                         --         (0.00)*          --           --     (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions                            (0.50)        (0.45)        (0.53)       (0.57)    (0.55)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $9.46         $9.00         $9.97        $9.79     $9.38
--------------------------------------------------------------------------------------------------------
Total Return                                   11.06%        (5.35)%        7.44%       10.82%     1.42%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $60,863       $65,989       $92,082     $101,273  $121,894
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                1.44%         1.41%         1.43%        1.44%     1.45%
  Interest expense                                --          0.01          0.08         0.85      0.84
  Total expenses                                1.44          1.42          1.51         2.29      2.29
  Net investment income                         5.62          4.72          4.64         5.73      5.64
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          280%          161%          334%         274%      420%

--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


25 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class L Shares                               2000/(1)/   1999/(1)/   1998/(1)/   1997    1996

----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Year            $8.99       $9.97       $9.78      $9.38   $9.81
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.51        0.46        0.45       0.54    0.57
  Net realized and unrealized gain (loss)     0.46       (0.99)       0.27       0.43   (0.44)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.97       (0.53)       0.72       0.97    0.13
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.51)      (0.45)      (0.53)     (0.57)  (0.55)
  Capital                                       --       (0.00)*        --         --   (0.01)
----------------------------------------------------------------------------------------------
Total Distributions                          (0.51)      (0.45)      (0.53)     (0.57)  (0.56)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $9.45       $8.99       $9.97      $9.78   $9.38
----------------------------------------------------------------------------------------------
Total Return                                 11.10%      (5.41)%      7.56%     10.75%   1.47%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $7,808      $6,611      $4,411     $2,311  $1,443
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                              1.37%       1.39%       1.40%      1.39%   1.38%
  Interest expense                              --        0.01        0.08       0.85    0.84
  Total expenses                              1.37        1.40        1.48       2.24    2.22
  Net investment income                       5.67        4.77        4.63       5.70    5.71
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        280%        161%        334%       274%    420%

----------------------------------------------------------------------------------------------

Class Y Shares                                 2000/(1)/     1999/(1)/     1998/(1)/     1997     1996/(2)/

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $8.99         $9.97         $9.76       $9.34      $9.71
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.59          0.53          0.54        0.61       0.57
  Net realized and unrealized gain (loss)        0.45         (0.98)         0.26        0.44      (0.37)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              1.04         (0.45)         0.80        1.05       0.20
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.58)        (0.53)        (0.59)      (0.63)     (0.56)
  Capital                                          --         (0.00)*          --          --      (0.01)
-----------------------------------------------------------------------------------------------------------
Total Distributions                             (0.58)        (0.53)        (0.59)      (0.63)     (0.57)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $9.45         $8.99         $9.97       $9.76      $9.34
-----------------------------------------------------------------------------------------------------------
Total Return                                    12.02%        (4.61)%        8.42%      11.73%    2.30%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $228,898      $213,170      $191,253    $109,909    $39,667
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                 0.58%         0.59%         0.59%       0.58%     0.44%+
  Interest expense                                 --          0.01          0.08        0.85      0.84+
  Total expenses                                 0.58          0.60          0.67        1.43      1.28+
  Net investment income                          6.47          5.57          5.43        6.46      6.49+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           280%          161%          334%        274%       420%

-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 7, 1996 (inception date) to December 31, 1996.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


26 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

                                                                    Class 1
                                               Class Z Shares        Shares
                                           ----------------------  -----------
                                           2000/(1)/ 1999/(1)(2)/  2000/(1)(3)/

-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $8.99       $9.97          $9.17
-------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.58        0.52           0.12
  Net realized and unrealized gain (loss)     0.45       (0.97)          0.38

-------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.03       (0.45)          0.50
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.58)      (0.53)         (0.20)
  Capital                                       --       (0.00)*           --
-------------------------------------------------------------------------------
Total Distributions                          (0.58)      (0.53)         (0.20)
-------------------------------------------------------------------------------
Net Asset Value, End of Year                 $9.44       $8.99          $9.47
-------------------------------------------------------------------------------
Total Return                                 11.91%    (4.61)%++       5.47%++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $64,043     $63,009       $126,527
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                              0.59%      0.63%+         0.58%+
  Interest expense                              --       0.01+             --
  Total expenses                              0.59       0.64+          0.58+
  Net investment income                       6.47       5.53+          6.09+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                        280%        161%           280%

-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from January 4, 1999 (inception date) to December 31, 1999.
(3) For the period from September 12, 2000 (inception date) to December 31,
    2000.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 Tax Information (unaudited)

A total of 17.99% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


27 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
February 9, 2001


28 Smith Barney Government Securities Fund | 2000 Annual Report to Shareholders

                                  SMITH BARNEY
                           GOVERNMENT SECURITIES FUND



DIRECTORS               INVESTMENT ADVISOR
Paul R. Ades            SSB Citi Fund Management LLC
Herbert Barg
Dwight B. Crane         DISTRIBUTORS
Frank J. Hubbard        Salomon Smith Barney Inc.
Heath B. McLendon,      PFS Distributors, Inc.
Chairman
Jerome Miller           CUSTODIAN
Ken Miller              PFPC Trust Company

John F. White, Emeritus TRANSFER AGENT
                        Citi Fiduciary Trust Company
OFFICERS                125 Broad Street, 11th Floor
Heath B. McLendon       New York, New York 10004
President and
Chief Executive Officer SUB-TRANSFER AGENT
                        PFPC Global Fund Services
Lewis E. Daidone        P.O. Box 9699
Senior Vice President   Providence, Rhode Island
and Treasurer           02940-9699

James E. Conroy
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


  Smith Barney Government Securities Fund





  This report is submitted for the general information of the shareholders of Smith Barney Investment Funds -- Smith Barney Government Securities Fund. But it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY GOVERNMENT SECURITIES FUND
  Smith Barney Mutual Funds
  388 Greenwich Street, MF-2
  New York, New York 10013

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money. www.smithbarney.com/mutualfunds


 [LOGO] Salomon Smith Barney, A member of the Citigroup
 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD0316 2/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             PEACHTREE GROWTH FUND
--------------------------------------------------------------------------------

              CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2000







                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO]

DENNIS A. JOHNSON
PORTFOLIO MANAGER

[LOGO]
Classic Series

--------------------------------------------------------------------------------
Annual Report . December 31, 2000

SMITH BARNEY
PEACHTREE GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DENNIS A. JOHNSON
--------------------------------------------------------------------------------
Dennis A. Johnson, CFA, has more than 19 years of securities business experience.

Education: BS in Economics from the Virginia Military Institute, MS in Finance from Virginia Commonwealth University.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by investing principally in the common stocks of leading mid- and large-cap companies in a wide range of industries.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------
FUND INCEPTION
--------------------------------------------------------------------------------
July 3, 1995

MANAGER TENURE
--------------------------------------------------------------------------------
3 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
19 Years

                                           CLASS A       CLASS B       CLASS L
--------------------------------------------------------------------------------
NASDAQ                                      SBOAX          SBOBX         SBOLX
--------------------------------------------------------------------------------
INCEPTION                                  7/3/95         7/3/95        8/8/95
--------------------------------------------------------------------------------

Average Annual Total Returns as of December 31, 2000

                                              Without Sales Charges/(1)/
                                     Class A/(2)/     Class B/(2)/   Class L
--------------------------------------------------------------------------------
One-Year                               (20.13)%       (20.74)%      (21.19)%
--------------------------------------------------------------------------------
Five-Year                                8.85           8.01          7.88
--------------------------------------------------------------------------------
Since Inception+                        11.14          10.38          8.95
--------------------------------------------------------------------------------

                                               With Sales Charges/(3)/
                                     Class A/(2)/     Class B/(2)/   Class L
--------------------------------------------------------------------------------
One-Year                                 (24.14)%     (23.60)%      (22.55)%
--------------------------------------------------------------------------------
Five-Year                                  7.74         7.90          7.67
--------------------------------------------------------------------------------
Since Inception+                          10.29        10.38          8.75
--------------------------------------------------------------------------------

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

/(3)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class A and B shares is July 3, 1995. Inception date for Class L shares is August 8, 1995.

--------------------------------------------------------------------------------

What's Inside
A Message from the Chairman ................................................  1
Letter from the Portfolio Manager ..........................................  2
Historical Performance .....................................................  4
Fund at a Glance ...........................................................  6
Schedule of Investments ....................................................  7
Statement of Assets and Liabilities ........................................  9
Statement of Operations .................................................... 10
Statements of Changes in Net Assets ........................................ 11
Notes to Financial Statements .............................................. 12
Financial Highlights ....................................................... 17
Independent Auditors' Report ............................................... 19
Tax Information ............................................................ 20


[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2000 began on a strong note, as investor appetite for "New Economy"/1/ stocks drove a sharp rally across global markets. Fears about Y2K technology disruptions were quickly dispelled and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates and the euro's persistent weakness against the U.S. dollar. The combination of these factors resulted in a sharp decline in stock prices throughout the year, especially in the technology sector. Moreover, market volatility was high as investors grappled with the pronounced correction in many speculative stocks.

The Smith Barney Peachtree Growth Fund, formerly Concert Peachtree Growth Fund, is made up of leading mid- to large-capitalization stocks believed by the manager to have above-average potential for growth. Portfolio manager Dennis Johnson utilizes a thorough "bottom-up"/2/ investment approach that involves both quantitative analysis and extensive fundamental research. Generally, Dennis and his investment team look to invest in companies that exhibit superior balance sheets, an experienced and effective management team and favorable market position.


[PHOTO]

HEATH  B. MCLENDON
CHAIRMAN
------------------


As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued corporate earnings pressure, it has become more important than ever to choose an investment manager you trust.

When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well-respected financial institutions.

We thank you for entrusting SSB Citi with the management of your assets.


Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 12, 2001


-------------
1 The New Economy represents those companies in the technology, telecommunications and Internet sectors.

2 Bottom-up approach investing is to search for outstanding performance of individual stocks before considering the impact of economic trends.

   1 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the annual report for Smith Barney Peachtree Growth Fund ("Portfolio"), formerly Concert Peachtree Growth Fund, for the year ended December 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2000, the Portfolio's Class A shares, without and with sales charges, reported negative total returns of 20.13% and 24.14%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ and the Russell 1000 Growth Index ("Russell 1000 Growth")/2/ posted negative total returns of 9.10% and 22.42%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy

The Portfolio seeks capital appreciation through investments in securities that we believe to have above-average potential for capital appreciation. The Portfolio's investments are spread across various market sectors. We focus more heavily on sectors that we believe may experience less price volatility during changing market conditions.

We are active managers; we have specific criteria that we look for in every company in which we invest. As long as a particular holding meets our criteria, it will remain in the Portfolio. When that criteria is no longer met, the security is sold and replaced with one that meets our strict parameters.

We are also bottom-up/3/ managers who strive to remain fully invested at all times. We seek to identify companies that we believe may provide the best returns to our shareholders over time, while at the same time trying to minimize risk.

Strict adherence to our approach of investing in companies with positive earnings characteristics and reasonable stock valuations continued to influence the Portfolio's performance results during the period.

Market and Portfolio Outlook

Performance was adversely affected by our increasing investment in technology and telecommunication stocks during November 2000. Prior to this period, the Portfolio had a below-market weighting in these sectors of the market and was performing relatively well. During the fourth quarter of 2000, and November in particular, we were compensated for investing in companies with reasonable valuations, but we were not rewarded for investing in companies with favorable earnings trends.

Technology stocks experienced a significant decline, as did the stock market, during November 2000. It appears that investors' concerns were heightened about the prospects for U.S. economic growth, corporate profit growth and especially the near-term outlook for the profits of technology and telecommunications companies. And while no guarantees can be made, during this time we identified a meaningful number of technology companies that we think have a favorable profit outlook and reasonable stock valuations. Our research indicated that these companies were worthy investment candidates, and our weighting in technology stocks increased considerably. In spite of the fact that we do not make any attempts to time our investment decisions, we believe the timing of these decisions was early, and our confidence in their long-term prospects remains high. These stocks continued their decline after purchase and severely penalized our performance for the month and the year.



----------------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

2 The Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

3 Bottom-up approach investing is to search for outstanding performance of individual stocks before considering the impact of economic trends.

   2 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

Investment Strategies

As previously noted, we consistently use our quantitative and fundamental research in conjunction with our active portfolio management strategy to deliver above-average performance potential. This caused us to have high weightings in technology, consumer cyclical and telecommunications stocks during the first part of the year. During the middle of the year, our exposure to health care, utility and consumer stocks increased with a corresponding decline in technology and telecommunications stocks.

Toward the latter part of the year, as noted earlier, our weighting in technology stocks increased and our holdings in utility and health care stocks declined. Consistent application of our investment process and active management of the Portfolio may contribute to favorable performance comparisons and minimize risks associated with earnings disappointments and corrections in stock valuations.

Outlook

We anticipate that the market will remain volatile and therefore individual stock selection will be a critical determinant of Portfolio performance going forward. Also, we believe the stocks in the Portfolio will produce favorable long-term performance results. (Of course, no assurance can be made that this will occur.)

We are finding many attractive investment opportunities in the technology, energy and financial sectors of the market. In our opinion, these stocks have the positive business fundamentals to produce above-average earnings growth. Such stocks, especially those we like in the technology sector, also have attractive valuations that we think may cause them to be solid performers over time.

Thank you for your investment in the Smith Barney Peachtree Growth Fund and your patience in the challenging times.

Sincerely,

/s/ Dennis A. Johnson

Dennis A. Johnson, CFA
President and Chief Investment Officer,
Peachtree Asset Management

January 12, 2001


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 7 and 8 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of December 31, 2000 and is subject to change.

   3 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                              ------------------------
                               Beginning         End           Income    Capital Gain      Return        Total
Year Ended                      of Year        of Year       Dividends   Distributions   of Capital     Returns/(1)/
====================================================================================================================
12/31/00                      $   19.10      $   11.20      $   0.00     $  4.39        $   0.02        (20.13)%
--------------------------------------------------------------------------------------------------------------------
12/31/99                          17.71          19.10          0.00        2.09            0.00         19.88
--------------------------------------------------------------------------------------------------------------------
12/31/98                          13.41          17.71          0.00        0.13            0.00         33.13
--------------------------------------------------------------------------------------------------------------------
12/31/97                          13.80          13.41          0.00        1.07            0.00          5.18
--------------------------------------------------------------------------------------------------------------------
12/31/96                          14.31          13.80          0.11        2.26            0.00         13.96
--------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95            13.36          14.31          0.02        0.93            0.00         14.61+
====================================================================================================================
  Total                                                     $   0.13     $ 10.87        $   0.02
====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                              ------------------------
                               Beginning         End           Income    Capital Gain      Return        Total
Year Ended                      of Year        of Year       Dividends   Distributions   of Capital     Returns/(1)/
====================================================================================================================
12/31/00                      $   18.50      $   10.61     $    0.00    $   4.39        $   0.02        (20.74)%
--------------------------------------------------------------------------------------------------------------------
12/31/99                          17.35          18.50          0.00        2.09            0.00         18.88
--------------------------------------------------------------------------------------------------------------------
12/31/98                          13.24          17.35          0.00        0.13            0.00         32.11
--------------------------------------------------------------------------------------------------------------------
12/31/97                          13.74          13.24          0.00        1.07            0.00          4.40
--------------------------------------------------------------------------------------------------------------------
12/31/96                          14.27          13.74          0.02        2.26            0.00         13.12
--------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95            13.36          14.27          0.00        0.93            0.00         14.15+
====================================================================================================================
  Total                                                    $    0.02    $  10.87        $   0.02
====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                              ------------------------
                               Beginning         End           Income    Capital Gain      Return        Total
Year Ended                      of Year        of Year       Dividends   Distributions   of Capital     Returns/(1)/
====================================================================================================================
12/31/00                      $   18.54      $   10.57     $    0.00    $   4.39        $   0.02        (21.19)%
--------------------------------------------------------------------------------------------------------------------
12/31/99                          17.41          18.54          0.00        2.09            0.00         18.67
--------------------------------------------------------------------------------------------------------------------
12/31/98                          13.28          17.41          0.00        0.13            0.00         32.17
--------------------------------------------------------------------------------------------------------------------
12/31/97                          13.78          13.28          0.00        1.07            0.00         4.38
--------------------------------------------------------------------------------------------------------------------
12/31/96                          14.29          13.78          0.02        2.26            0.00         13.24
--------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95            14.05          14.29          0.00        0.93            0.00         8.69+
====================================================================================================================
  Total                                                    $    0.02    $  10.87        $   0.02
====================================================================================================================

   4 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                              ------------------------
                               Beginning         End           Income    Capital Gain      Return        Total
Year Ended                      of Year        of Year       Dividends   Distributions   of Capital     Returns/(1)/
====================================================================================================================
12/31/00                      $   19.29      $   11.40      $   0.00      $   4.39      $   0.02        (19.88)%
--------------------------------------------------------------------------------------------------------------------
12/31/99                          17.79          19.29          0.00          2.09          0.00         20.41
--------------------------------------------------------------------------------------------------------------------
12/31/98                          13.42          17.79          0.00          0.13          0.00         33.62
--------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97            14.86          13.42          0.00          1.07          0.00         (2.25)+
====================================================================================================================
  Total                                                     $   0.00      $   7.68      $   0.02
====================================================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                            Without Sales Charges/(1)/
                                               ---------------------------------------------------
                                               Class A/(2)/   Class B/(2)/  Class L       Class Y
===================================================================================================
Year Ended 12/31/00                             (20.13)%      (20.74)%      (21.19)%      (19.88)%
---------------------------------------------------------------------------------------------------
Five Years Ended 12/31/00                         8.85          8.01          7.88           N/A
---------------------------------------------------------------------------------------------------
Inception* through 12/31/00                      11.14         10.38          8.95          7.47
===================================================================================================

                                                            Without Sales Charges/(3)/
                                               ---------------------------------------------------
                                               Class A/(2)/   Class B/(2)/  Class L       Class Y
===================================================================================================
Year Ended 12/31/00                             (24.14)%      (23.60)%      (22.55)%      (19.88)%
---------------------------------------------------------------------------------------------------
Five Years Ended 12/31/00                         7.74          7.90          7.67           N/A
---------------------------------------------------------------------------------------------------
Inception* through 12/31/00                      10.29         10.38          8.75          7.47
===================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                      Without Sales Charges/(1)/
================================================================================
Class A (May 3, 1994 through 12/31/00)(2)                        102.27%
--------------------------------------------------------------------------------
Class B (May 3, 1994 through 12/31/00)(2)                          93.28
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/00)                              58.79
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/00)                              26.01
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L and Y shares are July 3, 1995, July 3, 1995, August 8, 1995 and October 15, 1997, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

   5 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Peachtree Growth Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A and B Shares of the Smith Barney Peachtree Growth Fund vs. Standard & Poor's 500 Index, Russell 1000 Growth Index and Russell 2000 Index+

                           May 1994 -- December 2000

                                    [GRAPH]

                                        Russell 1000       Russell
                Class A     Class B     Growth Index    2000 Index     S&P index
     5/3/94       9,448      10,000          10,000         10,000        10,000
      12/94       9,552       9,619          11,012         10,027        10,346
      12/95      12,506      12,744          15,106         12,880        14,229
      12/96      14,251      14,568          18,598         15,005        17,494
      12/97      14,990      15,322          24,268         18,361        23,329
      12/98      19,959      20,411          33,661         17,894        30,001
      12/99      23,926      24,384          44,822         24,696        36,310
 12/31/2000      19,110      19,328          34,772         21,041        33,006

+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 3, 1994 (inception of Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") which was the predecessor Fund), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. (Performance calculations include the historical return information related to Common Sense for the period from May 3, 1994 through June 30, 1995). The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell
     3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Standard & Poor's 500 Index more accurately reflects the current composition of the Smith Barney Peachtree Growth Fund than the Russell 2000 Index and Russell 1000 Growth Index. In future reporting, the Standard & Poor's 500 Index will be used as a basis of comparison of total return performance rather than the Russell 2000 Index and Russell 1000 Growth Index.

--------------------------------------------------------------------------------
                         Industry Diversification ++**
--------------------------------------------------------------------------------

 4.5%   Broadcast/TV/Cable/Radio
 8.6%   Computer Software & Hardware
 7.3%   Diversified Manufacturing
12.0%   Drugs/Health Care
18.7%   Electronics/Semiconductor
 7.8%   Financial Services
 9.3%   Internet
 7.3%   Oil & Gas
 8.2%   Retail
 9.1%   Telecommunications
 7.2%   Other

--------------------------------------------------------------------------------
                             Top Ten Holdings ++**
--------------------------------------------------------------------------------

 1. General Electric Co .................................................   4.5%

 2. Pharmacia Corp. .....................................................   4.2

 3. Bristol-Myers Squibb Co. ............................................   3.3

 4. The Kroger Co. ......................................................   3.3

 5. Merrill Lynch & Co., Inc. ...........................................   3.1

 6. CenturyTel, Inc. ....................................................   3.0

 7. Golden West Financial Corp. .........................................   3.0

 8. Colgate-Palmolive Co. ...............................................   2.9

 9. Tyco International Ltd. .............................................   2.8

10. ENSCO International Inc. ............................................   2.6

**   As a percentage of total common stock.

++ All information is as of December 31, 2000. Please note that Portfolio holdings are subject to change.

   6 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------


SHARES                              SECURITY                           VALUE
================================================================================
COMMON STOCK -- 95.7%
Advertising -- 1.9%
    85,000     Omnicom Group Inc.+                                 $  7,044,375
--------------------------------------------------------------------------------
Broadcast/TV/Cable/Radio -- 4.3%
   219,600     Comcast Corp., Class A Shares*                         9,168,300
   246,000     The Walt Disney Co.                                    7,118,625
--------------------------------------------------------------------------------
                                                                     16,286,925
--------------------------------------------------------------------------------
Computer Software & Hardware -- 8.2%
   153,000     Cisco Systems, Inc.*                                   5,852,250
   167,200     Microsoft Corp.*                                       7,252,300
   265,900     Oracle Corp.*                                          7,727,719
   128,900     SanDisk Corp.*                                         3,576,975
   239,600     Sun Microsystems Inc.*                                 6,678,850
--------------------------------------------------------------------------------
                                                                     31,088,094
--------------------------------------------------------------------------------
Cosmetics & Toiletries -- 2.7%
   160,500     Colgate-Palmolive Co.+                                10,360,275
--------------------------------------------------------------------------------
Diversified Manufacturing -- 7.0%
   338,500     General Electric Co.                                  16,226,844
   183,300     Tyco International Ltd.                               10,173,150
--------------------------------------------------------------------------------
                                                                     26,399,994
--------------------------------------------------------------------------------
Drugs/Health Care -- 11.5%
   186,800     Abbott Laboratories                                    9,048,125
   159,100     Bristol-Myers Squibb Co.                              11,763,456
   193,900     IVAX Corp.*                                            7,426,370
   246,630     Pharmacia Corp.+                                      15,044,430
--------------------------------------------------------------------------------
                                                                     43,282,381
--------------------------------------------------------------------------------
Electronics/Semiconductor -- 17.9%
   157,600     Analog Devices, Inc.*+                                 8,067,150
   191,000     Arrow Electronics, Inc.*+                              5,467,375
   596,900     Atmel Corp.*+                                          6,938,962
   128,900     Celestica Inc.*+                                       6,992,825
   242,000     Cirrus Logic, Inc.*                                    4,537,500
    96,700     Integrated Device Technology, Inc.*                    3,203,188
   113,700     Linear Technology Corp.+                               5,258,625
   382,500     Microchip Technology Inc.*+                            8,391,094
    90,700     Sanmina Corp.*+                                        6,949,888
   163,700     Tektronix, Inc.*                                       5,514,644
   113,700     Vitesse Semiconductor Corp.*+                          6,289,031
--------------------------------------------------------------------------------
                                                                     67,610,282
--------------------------------------------------------------------------------
Financial Services -- 7.4%
    21,100     Fannie Mae                                             1,830,425
   158,000     Golden West Financial Corp.                           10,665,000
   118,700     MBNA Corp.                                             4,384,481
   164,300     Merrill Lynch & Co., Inc.                             11,203,206
--------------------------------------------------------------------------------
                                                                     28,083,112
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   7 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------


SHARES                              SECURITY                           VALUE
================================================================================
Insurance -- 2.4%
    188,100     Lincoln National Corp.                            $   8,899,481
--------------------------------------------------------------------------------
Internet -- 8.9%
    176,600     America Online, Inc.*                                 6,145,680
     72,700     Ariba, Inc.*+                                         3,907,625
     71,600     CMGI Inc.*+                                             400,513
    238,700     CNET Networks, Inc.*+                                 3,815,470
    137,700     Commerce One, Inc.*+                                  3,485,531
    205,400     Critical Path, Inc.*+                                 6,316,050
    461,760     Earthlink, Inc.*+                                     2,323,230
    211,500     Symantec Corp.*+                                      7,058,812
--------------------------------------------------------------------------------
                                                                     33,452,911
--------------------------------------------------------------------------------
Oil & Gas -- 7.0%
    280,600     ENSCO International Inc.+                             9,557,938
    339,000     Rowan Cos., Inc.*                                     9,153,000
    191,000     The Williams Cos., Inc.                               7,628,062
--------------------------------------------------------------------------------
                                                                     26,339,000
--------------------------------------------------------------------------------
Retail -- 7.8%
    436,400     The Kroger Co.*+                                     11,810,075
    344,900     Linens 'n Things, Inc.*                               9,527,863
    132,600     Safeway Inc.*                                         8,287,500
--------------------------------------------------------------------------------
                                                                     29,625,438
--------------------------------------------------------------------------------
Telecommunications -- 8.7%
    286,500     Broadwing Inc.*+                                      6,535,781
    307,600     CenturyTel, Inc.                                     10,996,700
     96,000     JDS Uniphase Corp.*+                                  4,002,000
    181,500     Qwest Communications International Inc.*              7,441,500
      2,200     SBC Communications Inc.                                 105,050
    191,000     Sprint Corp. (PCS Group)*+                            3,903,563
--------------------------------------------------------------------------------
                                                                     32,984,594
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost-- $431,783,953)                               361,456,862
================================================================================
    FACE
   AMOUNT                          SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT-- 4.3%
$ 16,285,000    Goldman, Sachs & Co., 6.000% due 1/2/01;
                   Proceeds at maturity -- $16,295,857;
                  (Fully collateralized by U.S. Treasury
                   Notes & Bonds, 6.000% to 9.125%
                   due 7/31/01 to 8/15/17; Market value --
                   $16,610,709) (Cost -- $16,285,000)                16,285,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $448,068,953**)                        $ 377,741,862
================================================================================

+    All or a portion of this security is on loan (See Note 6).

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


   8 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                          December 31, 2000
----------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $448,068,953)                                    $377,741,862
   Cash                                                                                    411
   Collateral for securities on loan (Note 6)                                      113,973,118
   Receivable for Fund shares sold                                                     637,295
   Dividends and interest receivable                                                    75,018
   Other assets                                                                        420,443
----------------------------------------------------------------------------------------------
   Total Assets                                                                    492,848,147
----------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                                         113,973,118
   Payable for securities purchased                                                  1,715,947
   Payable for Fund shares purchased                                                 1,367,242
   Management fee payable                                                              283,176
   Accrued expenses                                                                    372,271
----------------------------------------------------------------------------------------------
   Total Liabilities                                                               117,711,754
----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $375,136,393
==============================================================================================
NET ASSETS:
   Par value of capital shares                                                    $     33,588
   Capital paid in excess of par value                                             465,071,522
   Accumulated net realized loss from security transactions                        (19,641,626)
   Net unrealized depreciation of investments                                      (70,327,091)
Total Net Assets                                                                  $375,136,393
==============================================================================================
Shares Outstanding:
   Class A                                                                           8,846,517
   -------------------------------------------------------------------------------------------
   Class B                                                                           7,577,343
   -------------------------------------------------------------------------------------------
   Class L                                                                              46,221
   -------------------------------------------------------------------------------------------
   Class Y                                                                          17,118,322
   -------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                       $11.20
   -------------------------------------------------------------------------------------------
   Class B *                                                                            $10.61
   -------------------------------------------------------------------------------------------
   Class L **                                                                           $10.57
   -------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                       $11.40
   -------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                    $11.79
   -------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                    $10.68
==============================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.


   9 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------------
Statement of Operations                                      For the Year Ended December 31, 2000
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                        $    2,805,805
  Interest                                                                                564,922
-------------------------------------------------------------------------------------------------
  Total Investment Income                                                               3,370,727
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                               4,168,930
  Distribution fees (Note 2)                                                            1,276,014
  Shareholder and system servicing fees                                                   189,815
  Shareholder communications                                                               90,193
  Registration fees                                                                        53,447
  Audit and legal                                                                          39,135
  Directors' fees                                                                          30,919
  Custody                                                                                  21,396
  Other                                                                                     8,719
-------------------------------------------------------------------------------------------------
  Total Expenses                                                                        5,878,568
-------------------------------------------------------------------------------------------------
Net Investment Loss                                                                    (2,507,841)
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                              666,778,774
     Cost of securities sold                                                          584,686,106
-------------------------------------------------------------------------------------------------
  Net Realized Gain                                                                    82,092,668
-------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                                101,576,432
     End of year                                                                      (70,327,091)
-------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                            (171,903,523)
-------------------------------------------------------------------------------------------------
Net Loss on Investments                                                               (89,810,855)
-------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                             $  (92,318,696)
=================================================================================================

                      See Notes to Financial Statements.


  10 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

----------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                       For the Years Ended December 31,
----------------------------------------------------------------------------------------------------------
                                                                              2000              1999
==========================================================================================================
OPERATIONS:
  Net investment loss                                                     $  (2,507,841)    $  (2,131,340)
  Net realized gain                                                          82,092,668        57,223,625
  Increase (decrease) in net unrealized depreciation                       (171,903,523)       20,550,178
----------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                         (92,318,696)       75,642,463
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains                                                       (110,167,067)      (47,172,390)
  Capital                                                                      (460,214)               --
----------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                (110,627,281)      (47,172,390)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                          197,809,301       118,088,916
  Net asset value of shares issued for reinvestment of dividends             55,403,876        23,531,401
  Cost of shares reacquired                                                (122,101,884)      (56,661,648)
----------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                       131,111,293        84,958,669
----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                           (71,834,684)      113,428,742

NET ASSETS:
  Beginning of year                                                         446,971,077       333,542,335
----------------------------------------------------------------------------------------------------------
  End of year                                                             $ 375,136,393     $ 446,971,077
==========================================================================================================

                      See Notes to Financial Statements.


  11 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Peachtree Growth Fund ("Portfolio"), formerly known as Concert Peachtree Growth Fund, a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Premier Selections Large Cap Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.   Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.85% of the average daily net assets in excess of $250 million. This fee is calculated daily and paid monthly.


  12 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended December 31, 2000, the Portfolio paid transfer agent fees of $11,577 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended December 31, 2000, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CSDC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed
$500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2000, SSB and CFBDS received sales charges of approximately $74,000 and $1,000 for Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $15,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 2000, total Distribution Plan fees incurred by the Portfolio were:

                                            Class A        Class B      Class L
================================================================================
Distribution Plan Fees                     $303,902       $965,678       $6,434
================================================================================

All officers and one Director of the Fund are employees of SSB.



3.   Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $672,268,206
--------------------------------------------------------------------------------
Sales                                                               666,778,774
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $29,167,426
Gross unrealized depreciation                                       (99,494,517)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(70,327,091)
================================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


  13 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5.   Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Portfolio held no purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Portfolio did not enter into any written covered call or put option contracts.



6.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.


  14 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 2000, the Portfolio loaned common stocks having a value of approximately $107,270,438 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
   Australia New Zealand, 6.630% due 1/2/01                       $  12,731,662
   Bank Brussels Lambert, 6.660% due 1/2/01                          10,022,797
   Bank Brussels Lambert, 6.700% due 1/2/01                           4,605,069
   Bayerische Landesbank, 6.630% due 1/2/01                          10,835,457
   CS First Boston Corp., 3.000% due 1/2/01                           1,083,546
   CS First Boston Corp., 5.000% due 1/2/01                           2,966,252
   CS First Boston Corp., 7.060% due 1/2/01                           5,702,114
   Societe Generale, 6.630% due 1/2/01                                9,181,645
   Suntrust Bank, 4.500% due 1/2/01                                   2,608,827
Commercial Paper:
   Forrestal Funding, 6.660% due 1/12/01                              2,958,190
   Grand Funding, 6.660% due 1/12/01                                  2,958,190
   Phillip Morris Co., 6.710% due 1/5/01                                327,460
Floating Rate Certificate of Deposit:
   Comerica Bank, 5.860% due 2/14/01                                     75,778
Floating Rate Notes:
   American Honda, 6.620% due 9/4/01                                    444,901
   Bear Stearns & Co., 6.590% due 8/3/01                              1,207,716
   Bear Stearns & Co., 6.650% due 8/10/01                               182,040
   Bear Stearns & Co., 6.500% due 9/12/01                             4,040,566
   Commerzbank AG, 5.890% due 3/12/01                                   771,092
   First Union National Bank, 6.510% due 5/21/01                        542,816
   Key Bank Corp., 5.880% due 2/14/01                                 1,556,086
   Natexis Banque, 6.710% due 2/1/01                                  5,398,153
   Natexis Banque, 6.580% due 2/9/01                                  1,475,330
Repurchase Agreement:
   Warburg Dillon Read, 6.000% due 1/2/01                             2,117,645
Yankee Certificates of Deposit:
   Daichi Kangyo Bank, 6.730% due 1/8/01                              7,478,091
   Daichi Kangyo Bank, 6.730% due 1/9/01                             10,440,205
   Daichi Kangyo Bank, 6.750% due 1/18/01                             2,921,489
   Norinchunkin Bank, 6.720% due 1/16/01                              9,340,001
--------------------------------------------------------------------------------
Total                                                             $ 113,973,118
================================================================================

For the year ended December 31, 2000, interest income earned from securities lending was $81,876.



7.   Capital Shares

At December 31, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                                       Class A            Class B           Class L          Class Y
========================================================================================================
Total Paid-in Capital                $122,074,274       $106,406,018       $700,283        $235,924,535
========================================================================================================


  15 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

   Transactions in shares of each class were as follows:

                                                            Year Ended                     Year Ended
                                                        December 31, 2000                December 31, 1999
                                                  ------------------------------    ----------------------------
                                                     Shares            Amount         Shares          Amount
================================================================================================================
Class A
Shares sold                                        5,513,172       $  99,366,409     3,067,687    $  58,001,350
Shares issued on reinvestment                      2,384,452          29,644,420       717,433       13,563,289
Shares reacquired                                 (5,522,267)        (98,549,002)   (2,209,240)     (41,074,980)
----------------------------------------------------------------------------------------------------------------
Net Increase                                       2,375,357       $  30,461,827     1,575,880    $  30,489,659
================================================================================================================
Class B
Shares sold                                        1,418,857       $  25,077,443     2,044,383    $  36,405,757
Shares issued on reinvestment                      2,086,526          24,608,965       514,938        9,442,662
Shares reacquired                                 (1,060,960)        (18,549,882)     (830,572)     (14,818,964)
----------------------------------------------------------------------------------------------------------------
Net Increase                                       2,444,423       $  31,136,526     1,728,749    $  31,029,455
================================================================================================================
Class L
Shares sold                                            6,483       $     115,059        22,055    $     391,212
Shares issued on reinvestment                         12,809             151,339         3,623           66,773
Shares reacquired                                     (7,778)           (136,650)       (3,730)         (67,704)
----------------------------------------------------------------------------------------------------------------
Net Increase                                          11,514       $     129,748        21,948    $     390,281
================================================================================================================
Class Y
Shares sold                                        5,613,336       $  73,250,390     1,281,857    $  23,290,597
Shares issued on reinvestment                         78,941             999,152        23,914          458,677
Shares reacquired                                   (383,511)         (4,866,350)      (37,899)        (700,000)
----------------------------------------------------------------------------------------------------------------
Net Increase                                       5,308,766       $  69,383,192     1,267,872    $  23,049,274
================================================================================================================


  16 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                                   2000/(1)/      1999/(1)/      1998/(1)/           1997          1996
========================================================================================================================
Net Asset Value, Beginning of Year             $    19.10      $   17.71    $     13.41       $    13.80     $    14.31
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                      (0.10)         (0.12)         (0.07)            0.03           0.01
  Net realized and unrealized gain (loss)           (3.39)          3.60           4.50             0.65           1.85
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (3.49)          3.48           4.43             0.68           1.86
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                --             --             --               --          (0.11)
  Net realized gains                                (4.39)         (2.09)         (0.13)           (1.07)         (2.26)
  Capital                                           (0.02)            --             --               --             --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (4.41)         (2.09)         (0.13)           (1.07)         (2.37)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $    11.20      $   19.10    $     17.71       $    13.41     $    13.80
------------------------------------------------------------------------------------------------------------------------
Total Return                                       (20.13)%        19.88%         33.13%            5.18%         13.96%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $   99,083      $ 123,593    $    86,712       $   67,349     $   72,180
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.33%          1.44%          1.40%            1.67%          1.78%
  Net investment income (loss)                      (0.57)         (0.64)         (0.48)            0.22           0.13
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               153%            94%            93%             227%           183%
========================================================================================================================


Class B Shares                                   2000/(1)/      1999/(1)/      1998/(1)/           1997          1996
========================================================================================================================
Net Asset Value, Beginning of Year             $    18.50      $   17.35    $     13.24       $    13.74     $    14.27
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                               (0.23)         (0.26)         (0.19)           (0.07)         (0.09)
  Net realized and unrealized gain (loss)           (3.25)          3.50           4.43             0.64           1.84
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (3.48)          3.24           4.24             0.57           1.75
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                --             --             --               --          (0.02)
  Net realized gains                                (4.39)         (2.09)         (0.13)           (1.07)         (2.26)
  Capital                                           (0.02)            --             --               --            --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (4.41)         (2.09)         (0.13)           (1.07)         (2.28)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $    10.61      $   18.50    $     17.35       $    13.24     $    13.74
------------------------------------------------------------------------------------------------------------------------
Total Return                                       (20.74)%        18.88%         32.11%            4.40%         13.12%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $   80,364      $  94,969    $    59,062       $   42,172     $   43,148
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           2.11%          2.24%          2.21%            2.42%          2.53%
  Net investment loss                               (1.36)         (1.44)         (1.29)           (0.53)         (0.63)
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               153%            94%            93%             227%           183%
========================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.


  17 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:


Class L Shares                                     2000/(1)/       1999/(1)/      1998/(1)(2)/         1997            1996
============================================================================================================================
Net Asset Value, Beginning of Year                $    18.54      $    17.41      $    13.28      $    13.78      $    14.29
----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                  (0.31)          (0.32)          (0.18)          (0.05)          (0.08)
  Net realized and unrealized gain (loss)              (3.25)           3.54            4.44            0.62            1.85
----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (3.56)           3.22            4.26            0.57            1.77
----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --              --              --              --           (0.02)
  Net realized gains                                   (4.39)          (2.09)          (0.13)          (1.07)          (2.26)
  Capital                                              (0.02)             --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (4.41)          (2.09)          (0.13)          (1.07)          (2.28)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $    10.57      $    18.54      $    17.41      $    13.28      $    13.78
----------------------------------------------------------------------------------------------------------------------------
Total Return                                          (21.19)%         18.67%          32.17%           4.38%          13.24%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $      488      $      644      $      222      $      203      $      174
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              2.56%           2.56%           2.16%           2.41%           2.40%
  Net investment loss                                  (1.81)          (1.77)          (1.23)          (0.53)          (0.48)
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  153%             94%             93%            227%            183%
============================================================================================================================


Class Y Shares                                          2000/(1)/      1999/(1)/      1998/(1)/     1997/(3)/
==================================================================================================================
Net Asset Value, Beginning of Year                   $     19.29    $     17.79    $     13.42    $    14.86
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                             (0.04)         (0.04)         (0.02)         0.01
  Net realized and unrealized gain (loss)                  (3.44)          3.63           4.52         (0.38)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (3.48)          3.59           4.50         (0.37)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                       (4.39)         (2.09)         (0.13)        (1.07)
  Capital                                                  (0.02)            --             --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (4.41)         (2.09)         (0.13)        (1.07)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $     11.40    $     19.29    $     17.79    $    13.42
------------------------------------------------------------------------------------------------------------------
Total Return                                              (19.88)%        20.41%         33.62%        (2.25)%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $   195,201    $   227,765    $   187,546    $  115,343
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  0.97%          1.00%          1.07%         1.10%+
  Net investment income (loss)                             (0.22)         (0.20)         (0.14)         0.62+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      153%            94%            93%          227%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3)  For the period from October 15, 1997 (inception date) to December 31, 1997.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


  18 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

Independent Auditors' Report

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Peachtree Growth Fund of Smith Barney Investment Funds, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Peachtree Growth Fund of Smith Barney Investment Funds Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
February 9, 2001

  19 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended December 31, 2000:

 .    A corporate dividends received deduction of 5.79%.

 .    Total long-term capital gain distributions paid of $53,382,332.


  20 Smith Barney Peachtree Growth Fund | 2000 Annual Report to Shareholders

SMITH BARNEY
PEACHTREE GROWTH FUND

DIRECTORS
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White, Emeritus


OFFICERS
Heath B. McLendon
President and
Chief Executive Officer


Lewis E. Daidone
Senior Vice President
and Treasurer


Dennis A. Johnson
President and
Chief Investment Officer
Peachtree Asset Management


Paul A. Brook
Controller


Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB Citi Fund Management LLC


DISTRIBUTORS
Salomon Smith Barney Inc.
PFS Distributors, Inc.


CUSTODIAN
PFPC Trust Company


TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Peachtree Growth Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Peachtree Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY PEACHTREE GROWTH FUND
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds



[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



FD01071 2/01

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                INVESTMENT GRADE
                                   BOND FUND
--------------------------------------------------------------------------------

               CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2000

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]

JAMES E. CONROY
PORTFOLIO MANAGER

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report o December 31, 2000

SMITH BARNEY INVESTMENT
GRADE BOND FUND

--------------------------------------------------------------------------------
JAMES E. CONROY
--------------------------------------------------------------------------------

James E. Conroy has more than 24 years of securities business experience.

Education: BA in Economics from Muhlenberg College.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks a high level of current income and preservation of capital by investing principally in "investment-grade" fixed-income securities that are diversified across a range of issues, industries and maturity dates. Investment-grade securities are those with credit ratings within the four highest categories as evaluated by a major credit rating service.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
January 4, 1982

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
24 Years

                             CLASS A           CLASS B          CLASS L
--------------------------------------------------------------------------------
NASDAQ                        HGPBA             HGBPB            HGBPL
--------------------------------------------------------------------------------
INCEPTION                    11/6/92           1/4/82           2/26/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of December 31, 2000

                                                 Without Sales Charges(1)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                    11.36%         10.73%         10.81%
--------------------------------------------------------------------------------
Five-Year                                    5.02           4.50           4.55
--------------------------------------------------------------------------------
Ten-Year                                      N/A           9.07            N/A
--------------------------------------------------------------------------------
Since Inception+                             8.36          10.63           6.86
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                     6.34%          6.23%          8.74%
--------------------------------------------------------------------------------
Five-Year                                    4.07           4.36           4.35
--------------------------------------------------------------------------------
Ten-Year                                      N/A           9.07            N/A
--------------------------------------------------------------------------------
Since Inception+                             7.75          10.63           6.72
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, January 4, 1982 and February 26, 1993, respectively.

--------------------------------------------------------------------------------
What's Inside

A Message from the Chairman ...............................................    1
Letter from the Portfolio Manager .........................................    2
Historical Performance ....................................................    4
Fund at a Glance ..........................................................    7
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15
Notes to Financial Statements .............................................   16
Financial Highlights ......................................................   20
Independent Auditors' Report ..............................................   22
Tax Information ...........................................................   23

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

    ----------------------------------------------------------------------------
    Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Heath B. McLendon
Chairman

The year 2000 began with difficulty for the U.S. bond market, as trends that had been overlooked in late 1999 began to take effect. As a cautionary stance against a potentially overheated economy, the Federal Reserve Board ("Fed") raised short-term interest rates in February, March, and May. This action, combined with the euro's persistent weakness against the dollar, led to a decline in bond prices during the first half of the year.(1)

By the middle of 2000, slowing growth in the U.S. economy and little sign of inflation led the Fed to halt its tightening policy. This new Fed posture -- combined with increasingly volatile stock markets and negative corporate earnings announcements -- drove many investors to seek out opportunities in the bond market.

As a result, the bond market performed well for the first time in years, fueled by news of U.S. Treasury plans to buy back approximately $30 billion of its long-term debt obligations. The U.S. Treasury Department's announcement had a significant positive impact on the bond market. Fixed-income portfolio managers and traders began to realize that for the first time in 20 years not only would there be less new supply, but also there would be fewer U.S. Treasuries outstanding.

Portfolio manager Jim Conroy and his investment team use their experience and disciplined approach to evaluating bonds in seeking to provide shareholders of the Smith Barney Investment Grade Bond Fund ("Portfolio") with an opportunity to invest in bonds rated investment-grade(2) at the time of purchase. The Portfolio invests in investment-grade fixed income securities that are diversified across a range of issues, industries and maturity dates. Jim and his team use fundamental credit analysis to estimate relative value and attractiveness of different companies and bond issues.

As the global economy struggles to find a new equilibrium, it has become more important than ever to choose an investment manager you trust. When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well-respected financial institutions.

We thank you for entrusting SSB Citi with the management of your assets.


Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 4, 2001

----------
(1)   Bond prices move inversely to changes in interest rates.

(2) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.


1  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Investment Grade Bond Fund ("Portfolio") for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2000, the Portfolio's Class A shares, without and with sales charges, returned 11.36% and 6.34%, respectively. In comparison, the Lehman Brothers Long Term Corporate Bond Index ("Lehman Index")(1) and Salomon Smith Barney Corporate Index 10+ ("SSB Corporate Index")(2) returned 9.21% and 9.05%, respectively, for the same period. The Portfolio's Lipper Inc. ("Lipper")(3) peer group average of corporate debt funds A-rated returned 9.83%, for the same period. Past performance is not indicative of future results.

Investment Strategy and Portfolio Update

The Portfolio seeks as high a level of current income as is consistent with prudent investment management and preservation of capital by investing primarily in "investment-grade"(4) fixed-income securities. Fixed-income securities are securities rated by a national ratings organization (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Service) within one of the top four categories or, if unrated, judged by the manager to be of comparable credit quality. The Portfolio may also invest in U.S. government securities and U.S. dollar-denominated fixed-income securities of foreign issuers. The Portfolio may invest in securities of any maturity.

We continue to emphasize individual security selection while diversifying the Portfolio's investments across a broad range of issues, industries and maturity dates. When selecting individual corporate bonds for investment, we:

      o Use fundamental credit analysis to estimate the relative value and attractiveness of various companies and bond issues;

      o Identify what we deem to be undervalued corporate bond issues and avoid issues that may be subject to credit downgrades; and

      o Determine sector and maturity weightings based on intermediate and long-term assessments of the economic environment and interest rate outlook.

We monitor the Portfolio and make ongoing adjustments based on the relative values or maturities of individual corporate bonds or changes in the creditworthiness or overall merits of an issue.

During the period, the Portfolio performed competitively versus the Lehman Index and its Lipper peer group. In our opinion, the Portfolio's high quality and core U.S. Treasury position enabled the Portfolio to perform better than its all corporate benchmark, the SSB Corporate Index, in spite of a relatively defensive duration(5) position during much of the year. (Please

----------
(1) The Lehman Index comprises all publicly issued, fixed-rate, non-convertible and dollar-denominated investment-grade corporate debt from a diverse range of industries with an average maturity of approximately 23 years. Please note that an investor cannot invest directly in an index.
(2) SSB Corporate Index is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years. Please note that an investor cannot invest directly in an index.
(3) Lipper is an independent mutual fund-tracking organization. The calculation of the Lipper corporate debt funds average among 178 funds includes the reinvestment of all capital gains and dividends without the effects of sales charges.
(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
(5) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.


2 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders note that past performance is not indicative of future results.) Going forward, one of our goals will be to maintain the Portfolio's diversity to guard against any problems that may occur in the corporate bond market while maintaining the flexibility to take advantage of opportunities as they occur.

Market Update and Outlook

As the new millennium dawned, fears of potential computer catastrophes were replaced with the prospects for continued prosperity, as measured by the buoyant hopes for the stock market. The newfound wealth enjoyed by many over the past years fueled consumer spending to levels never seen before. Home sales escalated as low interest rates on an absolute basis, combined with the stock mania phenomena, appeared to mean "bigger and better."

During the reporting period, many investors believed that the Federal Reserve Board's ("Fed") tightening (i.e., 175 basis points(6) since the beginning of 1999) was insufficient. However, the demise of many once-promising dot.com companies and the hint of weaker corporate earnings began to seemingly affect economic reports beginning in the late summer of 2000. The bond market took its cue from these events as interest rates declined, allowing short-term interest rates to fall below longer-term maturity securities for the first time since mid January 2000. Suddenly, the Fed's inflationary bias was replaced at year-end 2000 with a weakening, culminating in a surprise 50 basis point reduction in the federal funds rate ("fed funds rate")(7) by the Fed on January 3, 2001.(8)

The continued buyback of U.S. Treasuries (with its customary role as the hedging vehicle of choice) by the federal government during the period negatively impacted corporate bonds and, to a lesser degree, mortgage-backed securities.

One of our major concerns, which remains difficult to answer, is what is the negative impact to future U.S. economic growth when stocks replace the traditional definition of savings for a sustained period of time. In hard times, savings have been the traditional source of financial support. In our opinion, there now exists a void with the savings rate at an all-time low. At this point in time, we expect interest rates to decline further in 2001 than many would anticipate.

Thank you for investing in the Smith Barney Investment Grade Bond Fund.


Sincerely,


/s/ James E. Conroy

James E. Conroy
Vice President and Investment Officer

January 4, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2000 and is subject to change.

----------
(6)   A basis point is 0.01%, or one one-hundredth of a percent.
(7) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(8) On January 31, 2001, after this letter was written the Fed cut interest rates by an additional one-half point.


3  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                              Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)
============================================================================================================
12/31/00                   $11.22        $11.73          $0.72        $0.00          $0.00          11.36%
------------------------------------------------------------------------------------------------------------
12/31/99                    13.12         11.22           0.73         0.00           0.01          (9.09)
------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.12           0.76         0.37           0.00           8.30
------------------------------------------------------------------------------------------------------------
12/31/97                    12.27         13.19           0.80         0.28           0.00          17.10
------------------------------------------------------------------------------------------------------------
12/31/96                    13.25         12.27           0.76         0.12           0.00          (0.47)
------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.25           0.89         0.16           0.00          35.29
------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.86         0.31           0.03          (8.95)
------------------------------------------------------------------------------------------------------------
12/31/93                    11.89         13.01           0.89         0.14           0.00          18.45
------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/92      11.67         11.89           0.14         0.00           0.01           3.25+
============================================================================================================
  Total                                                  $6.55        $1.38          $0.05
============================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                              Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)
============================================================================================================
12/31/00                   $11.21        $11.71          $0.66        $0.00          $0.00          10.73%
------------------------------------------------------------------------------------------------------------
12/31/99                    13.09         11.21           0.66         0.00           0.01          (9.44)
------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.09           0.72         0.37           0.00           7.72
------------------------------------------------------------------------------------------------------------
12/31/97                    12.29         13.19           0.75         0.28           0.00          16.44
------------------------------------------------------------------------------------------------------------
12/31/96                    13.25         12.29           0.68         0.12           0.00          (0.89)
------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.25           0.83         0.16           0.00          34.63
------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.80         0.31           0.03          (9.41)
------------------------------------------------------------------------------------------------------------
12/31/93                    11.89         13.01           0.83         0.14           0.00          18.06
------------------------------------------------------------------------------------------------------------
12/31/92                    11.80         11.89           0.83         0.00           0.03           8.36
------------------------------------------------------------------------------------------------------------
12/31/91                    10.43         11.80           0.87         0.00           0.00          22.50
============================================================================================================
  Total                                                  $7.63        $1.38          $0.07
============================================================================================================


4  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                              Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)
============================================================================================================
12/31/00                   $11.19        $11.69          $0.67        $0.00          $0.00          10.81%
------------------------------------------------------------------------------------------------------------
12/31/99                    13.07         11.19           0.66         0.00           0.01          (9.44)
------------------------------------------------------------------------------------------------------------
12/31/98                    13.18         13.07           0.74         0.37           0.00           7.83
------------------------------------------------------------------------------------------------------------
12/31/97                    12.30         13.18           0.77         0.28           0.00          16.41
------------------------------------------------------------------------------------------------------------
12/31/96                    13.26         12.30           0.69         0.12           0.00          (0.83)
------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.26           0.83         0.16           0.00          34.74
------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.80         0.31           0.03          (9.41)
------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93      12.56         13.01           0.69         0.14           0.00          10.38+
============================================================================================================
  Total                                                  $5.85        $1.38          $0.04
============================================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                              Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)
============================================================================================================
12/31/00                   $11.22        $11.72          $0.76        $0.00          $0.00          11.66%
------------------------------------------------------------------------------------------------------------
12/31/99                    13.11         11.22           0.77         0.00           0.01          (8.68)
------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.11           0.82         0.37           0.00           8.66
------------------------------------------------------------------------------------------------------------
12/31/97                    12.28         13.19           0.85         0.28           0.00          17.44
------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96      13.03         12.28           0.72         0.12           0.00           1.01+
============================================================================================================
  Total                                                  $3.92        $0.77          $0.01
============================================================================================================

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


5  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

Average Annual Total Returns

                                                Without Sales Charges(1)
                                        ----------------------------------------
                                        Class A    Class B    Class L    Class Y
================================================================================
Year Ended 12/31/00                      11.36%     10.73%     10.81%     11.66%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                 5.02       4.50       4.55        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                   N/A       9.07        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/00               8.36      10.63       6.86       5.74
================================================================================

                                                  With Sales Charges(2)
                                        ----------------------------------------
                                        Class A    Class B    Class L    Class Y
================================================================================
Year Ended 12/31/00                       6.34%      6.23%      8.74%     11.66%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                 4.07       4.36       4.35        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                   N/A       9.07        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/00               7.75      10.63       6.72       5.74
================================================================================

================================================================================
Cumulative Total Returns
================================================================================

                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 12/31/00)                     92.47%
--------------------------------------------------------------------------------
Class B (12/31/90 through 12/31/00)                      138.17
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/00)                     68.26
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/00)                     31.45
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


6  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Smith Barney Investment Grade Bond Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lipper Corporate Debt A-Rated Average, Lehman Brothers Long Term Corporate Bond Index and the Salomon Smith Barney Corporate Index 10++

--------------------------------------------------------------------------------
                         December 1990-- December 2000

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

         Smith Barney      Lehman Brothers      Salomon Smith   Lipper Corporate
       Investment Grade  Long Term Corporate  Barney Corporate    Debt A-Rated
           Bond Fund         Bond Index          Index 10+          Average
       ----------------  -------------------  ----------------  ----------------
12/90       10000               10000              10000             10000
12/91       12250               11067              12098             12075
12/92       13274               12931              13228             13272
12/93       15671               15016              15033             15162
12/94       14193               14443              14167             14302
12/95       19108               17182              18124             18307
12/96       18938               20040              18213             18671
12/97       22050               21723              19884             21185
12/98       23753               23683              21794             23114
12/99       21510               22314              21220             21777
12/00       23817               24368              23292             23749

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Salomon Smith Barney Corporate Index 10+ is a broad-based unmanaged index of investment grade corporate bonds with maturities of ten years or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lehman Brothers Long Term Corporate Bond Index is a broad based unmanaged index of investment grade corporate bonds. The Lipper Corporate Debt A-Rated Average is composed of the Portfolio's peer group of 178 mutual funds as of December 31, 2000. The performance of the Portfolio's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                          Industry Diversification*++
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

8.9%      Aerospace & Defense
4.8%      Banking
6.5%      Electronics/Computers
5.6%      Finance
4.8%      Foods
6.1%      Insurance
5.9%      Multimedia
7.6%      Oil & Gas
6.7%      Telecommunications
5.8%      Transportation
37.3%     Other

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings++
--------------------------------------------------------------------------------

                       Standard             Percentage of Total
      Moody's          & Poor's           Corporate Bonds & Notes
      -------          --------           -----------------------
        Aaa               AAA                      4.5%

        Aa                AA                       20.5

         A                 A                       40.8

        Baa               BBB                      34.2
                                                  -----

                                                  100.0%
                                                  =====

*     As a percentage of total corporate bonds and notes.
++ Please note that Portfolio holdings are as of December 31, 2000 and are subject to change.


7  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2000
================================================================================

     FACE
    AMOUNT      RATING(a)                         SECURITY                                       VALUE
==========================================================================================================
CORPORATE BONDS & NOTES -- 82.2%

Aerospace & Defense -- 7.3%
$   10,000,000    AA-      The Boeing Co., Debentures, 6.875% due 10/15/43                    $  9,587,500
     7,500,000    BBB-     Loral Corp., Debentures, 7.000% due 9/15/23                           6,740,625
     6,000,000    BBB-     Northrop-Grumman Corp., Debentures, 7.750% due 3/1/16                 6,097,500
     5,000,000    Baa2*    Raytheon Co., Debentures, 7.200% due 8/15/27                          4,843,750
    10,000,000    A+       United Technologies Corp., Debentures, 7.500% due 9/15/29            10,337,500
----------------------------------------------------------------------------------------------------------
                                                                                                37,606,875
----------------------------------------------------------------------------------------------------------
Agricultural Equipment -- 1.0%
     5,000,000    A+       Deere & Co., Debentures, 8.100% due 5/15/30                           5,400,000
----------------------------------------------------------------------------------------------------------
Airlines -- 2.8%
     7,500,000    Baa2*    AMR Corp., Debentures, 9.000% due 9/15/16                             7,640,625
     5,000,000    BBB-     Delta Air Lines, Inc., Notes, 8.300% due 12/15/29                     4,350,000
     2,600,000    A        Southwest Airlines Co., Debentures, 7.375% due 3/1/27                 2,544,750
----------------------------------------------------------------------------------------------------------
                                                                                                14,535,375
----------------------------------------------------------------------------------------------------------
Automotive -- 3.6%
    10,000,000    A        DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27                  9,162,500
    10,000,000    A        General Motors Corp., Debentures, 5.850% due 1/14/09                  9,150,000
----------------------------------------------------------------------------------------------------------
                                                                                                18,312,500
----------------------------------------------------------------------------------------------------------
Banking -- 3.9%
    10,000,000    AA-      Abbey National PLC, Sub. Debentures, 7.950% due 10/26/29             10,618,700
     5,000,000    AAA      Landesbank Baden-Wuerttemberg, Sub. Notes, 7.625% due 1/1/23          5,162,500
     5,000,000    Aa3*     NationsBank Corp., Sub. Notes, 6.800% due 3/15/28                     4,381,250
----------------------------------------------------------------------------------------------------------
                                                                                                20,162,450
----------------------------------------------------------------------------------------------------------
Beverages -- 2.6%
     8,500,000    A+       Anheuser Busch Cos., Inc., Debentures, 6.750% due 12/15/27            8,457,500
     5,000,000    A        Coca Cola Enterprises, Inc., Debentures, 6.750% due 9/15/28           4,775,000
----------------------------------------------------------------------------------------------------------
                                                                                                13,232,500
----------------------------------------------------------------------------------------------------------
Chemicals -- 2.0%
     5,000,000    A        Air Products and Chemicals, Inc., Debentures, 8.750% due 4/15/21      5,450,000
     5,000,000    A        Union Carbide Corp., Debentures, 6.790% due 6/1/25                    5,081,250
----------------------------------------------------------------------------------------------------------
                                                                                                10,531,250
----------------------------------------------------------------------------------------------------------
Consumer Sundries -- 2.0%
     3,286,000    AA       Kimberly-Clark Corp., Debentures, 6.250% due 7/15/18                  3,080,625
                           Procter & Gamble Co., Debentures:
     5,000,000    AA         6.450% due 1/15/26                                                  4,800,000
     2,000,000    AA         8.000% due 10/26/29                                                 2,257,500
----------------------------------------------------------------------------------------------------------
                                                                                                10,138,125
----------------------------------------------------------------------------------------------------------
Department Stores -- 0.3%
     4,000,000    BBB-     J.C. Penney & Co., Debentures, 7.625% due 3/1/97                      1,605,000
----------------------------------------------------------------------------------------------------------
Drugs -- 2.2%
     6,500,000    AA       Eli Lilly & Co., Notes, 7.125% due 6/1/25                             6,711,250
     5,000,000    BBB-     Pharmacia Corp., Debentures, 6.600% due 12/1/28                       4,762,500
----------------------------------------------------------------------------------------------------------
                                                                                                11,473,750
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


8  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

     FACE
    AMOUNT      RATING(a)                         SECURITY                                       VALUE
==========================================================================================================
Electronics/Computers -- 5.4%
$    5,000,000    A        Corning Inc., Debentures, 6.850% due 3/1/29                        $  4,493,750
    10,000,000    A+       International Business Machines Corp., Debentures,
                             8.375% due 11/1/19                                                 11,346,480
     5,000,000    Baa3*    Lucent Technologies Inc., Debentures, 6.450% due 3/15/29              3,412,500
    10,000,000    A        Motorola, Inc., Debentures, 6.500% due 11/15/28                       8,375,000
----------------------------------------------------------------------------------------------------------
                                                                                                27,627,730
----------------------------------------------------------------------------------------------------------
Finance -- 4.6%
     5,000,000    A        Ford Motor Credit Co., Sr. Notes, 5.800% due 1/12/09                  4,531,250
     5,000,000    A+       Goldman Sachs Group, Inc., Notes, 7.350% due 10/1/09                  5,112,500
     5,000,000    A        Lehman Brothers Holdings, Inc., Sr. Notes, 8.800% due 3/1/15          5,475,000
    10,000,000    AA-      Merrill Lynch & Co., Debentures, 6.750% due 6/1/28                    8,850,000
----------------------------------------------------------------------------------------------------------
                                                                                                23,968,750
----------------------------------------------------------------------------------------------------------
Food Chains -- 0.9%
     5,000,000    AA       McDonald's Corp., Debentures, 6.375% due 1/8/28                       4,660,020
----------------------------------------------------------------------------------------------------------
Foods -- 4.0%
     5,000,000    A+       Archer-Daniels-Midland Co., Debentures, 8.125% due 6/1/12             5,450,000
     6,000,000    A3*      Ralston Purina Co., Debentures, 8.125% due 2/1/23                     6,231,000
                           Tyson Foods Inc., Notes:
     5,000,000    A-         7.000% due 5/1/18                                                   4,450,000
     5,000,000    A-         7.000% due 1/15/28                                                  4,325,000
----------------------------------------------------------------------------------------------------------
                                                                                                20,456,000
----------------------------------------------------------------------------------------------------------
Forestry Products -- 1.9%
     5,000,000    BBB+     Champion International Corp., Debentures, 7.200% due 11/1/26          4,931,250
     5,000,000    A-       Willamette Industries, Inc., Debentures, 7.350% due 7/1/26            5,125,000
----------------------------------------------------------------------------------------------------------
                                                                                                10,056,250
----------------------------------------------------------------------------------------------------------
Insurance -- 5.1%
    10,000,000    AA-      American General Corp., Debentures, 7.500% due 7/15/25                9,913,900
     7,000,000    BBB-     Fairfax Financial Holdings, Ltd., Notes, 8.250% due 10/1/15           5,512,500
     5,000,000    AA+      John Hancock Global Funding, Notes, 7.900% due 7/2/10                 5,412,500
     5,000,000    A-       The MONY Group, Inc., Sr. Notes, 8.350% due 3/15/10                   5,212,500
----------------------------------------------------------------------------------------------------------
                                                                                                26,051,400
----------------------------------------------------------------------------------------------------------
Manufacturing -- 2.9%
     5,000,000    AA-      Illinois Tool Works Inc., Notes, 5.750% due 3/1/09                    4,793,750
     5,000,000    A-       Tyco International Group SA, Guaranteed Notes,
                             6.875% due 1/15/29                                                  4,706,250
     5,000,000    Baa1*    USX Corp., Debentures, 9.125% due 1/15/13                             5,606,250
----------------------------------------------------------------------------------------------------------
                                                                                                15,106,250
----------------------------------------------------------------------------------------------------------
Medical Specialties -- 2.0%
    10,000,000    AAA      Johnson & Johnson, Debentures, 6.950% due 9/1/29                     10,425,000
----------------------------------------------------------------------------------------------------------
Multimedia -- 4.9%
     5,000,000    BBB-     Liberty Media Group, Inc., Debentures, 8.500% due 7/15/29             4,702,370
     5,000,000    BBB-     News America Holdings, Company Guaranteed, 8.150% due 10/17/36        4,755,995
    10,000,000    Baa1*    Time Warner, Inc., Debentures, 7.570% due 2/1/24                     10,027,420
     5,000,000    A3*      Westinghouse Electric Co., Debentures, 8.625% due 8/1/12              5,562,500
----------------------------------------------------------------------------------------------------------
                                                                                                25,048,285
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


9  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

     FACE
    AMOUNT      RATING(a)                         SECURITY                                       VALUE
==========================================================================================================
Oil & Gas -- 6.3%
$   10,000,000    BBB      El Paso Energy Corp., Sr. Notes, 6.750% due 5/15/09                $  9,875,000
     5,000,000    Aa3*     Halliburton Co., Notes, 6.750% due 2/1/27                             5,081,250
     3,800,000    A        Norsk Hydro A/S, Debentures, 9.000% due 4/15/12                       4,360,500
     5,000,000    BBB      Phillips Petroleum Co., Debentures, 6.650% due 7/15/18                4,668,750
     8,200,000    BBB+     Union Pacific Resources Group Inc., Debentures,
                             7.500% due 10/15/26                                                 8,261,500
----------------------------------------------------------------------------------------------------------
                                                                                                32,247,000
----------------------------------------------------------------------------------------------------------
Pollution Control -- 1.9%
    10,000,000    BBB      WMX Technologies Inc., Notes, 6.375% due 12/1/03                      9,675,000
----------------------------------------------------------------------------------------------------------
Publishing -- 0.9%
     5,000,000    A        Knight-Ridder Inc., Debentures, 6.875% due 3/15/29                    4,500,000
----------------------------------------------------------------------------------------------------------
Sovereign Debt -- 2.9%
     9,000,000    A+       Province of Saskatchewan, Debentures, 8.000% due 2/1/13              10,170,000
     4,000,000    Baa3*    United Mexican States, Bonds, 11.500% due 5/15/26                     4,870,000
----------------------------------------------------------------------------------------------------------
                                                                                                15,040,000
----------------------------------------------------------------------------------------------------------
Super National Entity -- 0.6%
    21,860,000    AAA      International Bank of Reconstruction and Development,
                             zero coupon bond to yield 7.845% due 7/15/29                        3,333,650
----------------------------------------------------------------------------------------------------------
Telecommunications -- 5.5%
     5,000,000    A        AT&T Corp., Notes, 6.500% due 3/15/29                                 4,012,500
     7,140,000    Aa2*     BellSouth Telecommunications, Inc., Debentures,
                             7.000% due 10/1/25                                                  6,783,000
                           Sprint Capital Corp., Guaranteed Notes:
     2,000,000    BBB+       6.900% due 5/1/19                                                   1,660,000
     8,000,000    BBB+       6.875% due 11/15/28                                                 6,420,000
     5,000,000    A        Vodafone Group PLC, Notes, 7.750% due 2/15/10                         5,181,250
     5,000,000    A-       WorldCom Inc., Sr. Notes, 6.950% due 8/15/28                          4,256,250
----------------------------------------------------------------------------------------------------------
                                                                                                28,313,000
----------------------------------------------------------------------------------------------------------
Transportation -- 4.7%
    10,000,000    BBB      CSX Corp., Notes, 6.250% due 10/15/08                                 9,553,490
     5,000,000    BBB      Federal Express Corp., Notes, 9.650% due 6/15/12                      5,787,500
     5,000,000    Baa1*    Norfolk Southern Corp., Bonds, 7.700% due 5/15/17                     5,094,355
     4,000,000    BBB-     Union Pacific Corp., Debentures, 7.000% due 2/1/16                    4,005,000
----------------------------------------------------------------------------------------------------------
                                                                                                24,440,345
----------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS & NOTES
                           (Cost -- $426,180,237)                                              423,946,505
==========================================================================================================
U.S. GOVERNMENT SECTOR -- 17.4%

U.S. Government Agencies -- 10.9%
     1,655,360             Federal National Mortgage Association (FNMA),
                             6.500% due 9/1/28-1/1/29                                            1,633,111
                           Government National Mortgage Association (GNMA):
    26,567,691               6.500% due 3/15/28-3/15/29                                         26,302,015
    28,101,785               7.000% due 2/15/27-7/15/29                                         28,242,294
----------------------------------------------------------------------------------------------------------
                                                                                                56,177,420
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


10 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

     FACE
    AMOUNT      RATING(a)                         SECURITY                                       VALUE
==========================================================================================================
U.S. Treasury Obligations -- 6.5%
$   20,000,000             U.S. Treasury Notes, 4.750% due 11/15/08 (b)                       $ 19,460,000
    11,500,000             U.S. Treasury Bond, 7.250% due 8/15/22 (b)                           13,865,895
----------------------------------------------------------------------------------------------------------
                                                                                                33,325,895
----------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT SECTOR
                           (Cost -- $86,464,104)                                                89,503,315
==========================================================================================================
REPURCHASE AGREEMENT -- 0.4%
     1,899,000             Goldman Sachs & Co., 6.000% due 1/2/01;
                             Proceeds at maturity -- $1,900,266; (Fully
                             collateralized by U.S. Treasury Notes & Bonds,
                             6.000% to 9.125% due 7/31/01 to 8/15/17; Market
                             value -- $1,936,981) (Cost -- $1,899,000)                           1,899,000
==========================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $514,543,341**)                                           $515,348,820
==========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.

(b)   All or a portion of this security is on loan (See Note 5).

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 12 for definitions of ratings.

                       See Notes to Financial Statements.

11 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


12 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2000
================================================================================

ASSETS:
     Investments, at value (Cost -- $514,543,341)                        $ 515,348,820
     Cash                                                                    1,029,093
     Collateral for securities on loan (Note 5)                             31,334,917
     Receivable for Fund shares sold                                         1,141,336
     Interest receivable                                                     9,372,857
---------------------------------------------------------------------------------------
     Total Assets                                                          558,227,023
---------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities on loan (Note 5)                                31,334,917
     Dividends payable                                                       1,553,737
     Payable for Fund shares purchased                                         537,677
     Investment advisory fee payable                                           189,350
     Administration fee payable                                                 81,733
     Distribution fees payable                                                  32,066
     Accrued expenses                                                          128,471
---------------------------------------------------------------------------------------
     Total Liabilities                                                      33,857,951
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 524,369,072
=======================================================================================

NET ASSETS:
     Par value of capital shares                                         $      44,735
     Capital paid in excess of par value                                   543,465,701
     Undistributed net investment income                                       346,780
     Accumulated net realized loss from security transactions              (20,293,623)
     Net unrealized appreciation of investments                                805,479
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 524,369,072
=======================================================================================
Shares Outstanding:
     Class A                                                                18,627,238
     ----------------------------------------------------------------------------------
     Class B                                                                12,862,499
     ----------------------------------------------------------------------------------
     Class L                                                                 1,730,776
     ----------------------------------------------------------------------------------
     Class Y                                                                11,514,558
     ----------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       11.73
     ----------------------------------------------------------------------------------
     Class B *                                                           $       11.71
     ----------------------------------------------------------------------------------
     Class L **                                                          $       11.69
     ----------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $       11.72
     ----------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)   $       12.28
     ----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       11.81
=======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


13 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2000
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $  37,945,852
-------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 2)                                                  2,282,869
     Distribution fees (Note 2)                                                        1,847,489
     Administration fee (Note 2)                                                       1,013,839
     Shareholder and system servicing fees                                               313,491
     Shareholder communications                                                           75,211
     Registration fees                                                                    69,827
     Directors' fees                                                                      32,246
     Audit and legal                                                                      28,435
     Custody                                                                              18,655
     Other                                                                                21,019
-------------------------------------------------------------------------------------------------
     Total Expenses                                                                    5,703,081
-------------------------------------------------------------------------------------------------
Net Investment Income                                                                 32,242,771
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
       Proceeds from sales                                                           385,144,372
       Cost of securities sold                                                       389,757,027
-------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                (4,612,655)
-------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of year                                                             (26,205,492)
       End of year                                                                       805,479
-------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                          27,010,971
-------------------------------------------------------------------------------------------------
Net Gain on Investments                                                               22,398,316
-------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $  54,641,087
=================================================================================================

                       See Notes to Financial Statements.


14 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                            2000             1999
======================================================================================================
OPERATIONS:
     Net investment income                                             $  32,242,771    $  33,721,252
     Net realized loss                                                    (4,612,655)     (14,376,287)
     Increase (decrease) in net unrealized appreciation                   27,010,971      (76,014,224)
------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                    54,641,087      (56,669,259)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (31,868,210)     (33,728,682)
     Net realized gains                                                           --         (696,364)
------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (31,868,210)     (34,425,046)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                     98,095,888      135,979,643
     Net asset value of shares issued for reinvestment of dividends       16,580,967       19,663,427
     Cost of shares reacquired                                          (143,592,353)    (160,893,261)
------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                 (28,915,498)      (5,250,191)
------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                    (6,142,621)     (96,344,496)

NET ASSETS:
     Beginning of year                                                   530,511,693      626,856,189
------------------------------------------------------------------------------------------------------
     End of year*                                                      $ 524,369,072    $ 530,511,693
======================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $     346,780    $      (3,374)
======================================================================================================

                       See Notes to Financial Statements.


15 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Investment Grade Bond Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Peachtree Growth Fund, formerly known as Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement,
   Administration Agreement and
   Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Portfolio. The Portfolio pays SSBC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $500 million and 0.42% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is


16 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

paid by CFTC. For the year ended December 31, 2000, the Portfolio paid transfer agent fees of $272,709 to CFTC.

SSBC also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2000, SSB and CFBDS received sales charges of approximately $157,000 and $41,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                    Class A   Class B    Class L
================================================================================
CDSCs                                                $1,000   $281,000   $1,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2000, total Distribution Plan fees incurred were:

                                                  Class A    Class B     Class L
================================================================================
Distribution Plan Fees                           $516,769   $1,204,958  $125,762
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $407,976,560
--------------------------------------------------------------------------------
Sales                                                                385,144,372
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 15,229,482
Gross unrealized depreciation                                       (14,424,003)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $    805,479
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


17 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Portfolio loaned stocks having a value of approximately $30,297,380 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Commercial Paper:
   Edison Financial, 6.590% due 1/4/01                               $ 6,957,158
   UBS Securities, 6.620% due 1/25/01                                  9,858,187
Floating Rate Note:
   First Union, 6.630% due 7/27/01                                    11,733,148
Time Deposit:
   Societe Generale, 6.630% due 1/2/01                                 2,786,424
--------------------------------------------------------------------------------
Total                                                                $31,334,917
================================================================================

Income earned by the Portfolio from securities loaned for the year ended December 31, 2000 was $46,286.

6. Capital Loss Carryforward

At December 31, 2000, the Portfolio had, for Federal income tax purposes, approximately $20,294,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                         2007            2008
================================================================================
Capital Loss Carryforwards                            $9,868,000     $10,426,000
================================================================================


18 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Capital Shares

At December 31, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                           Class A        Class B       Class L        Class Y
================================================================================
Total Paid-in Capital   $214,506,520   $165,470,552   $22,060,857   $141,472,507
================================================================================

Transactions in shares of each class were as follows:

                                           Year Ended                      Year Ended
                                       December 31, 2000               December 31, 1999
                                  ---------------------------     ---------------------------
                                    Shares         Amount           Shares         Amount
=============================================================================================
Class A
Shares sold                        4,775,723    $ 54,241,621       4,469,082    $ 54,940,121
Shares issued on reinvestment        872,931       9,916,598         907,823      10,897,536
Shares reacquired                 (5,839,488)    (66,275,942)     (5,841,277)    (70,496,063)
---------------------------------------------------------------------------------------------
Net Decrease                        (190,834)   $ (2,117,723)       (464,372)   $ (4,658,406)
=============================================================================================
Class B
Shares sold                        1,575,258    $ 17,932,912       3,572,268    $ 43,389,631
Shares issued on reinvestment        527,015       5,973,806         668,801       8,033,041
Shares reacquired                 (6,355,092)    (71,781,596)     (6,952,287)    (83,705,096)
---------------------------------------------------------------------------------------------
Net Decrease                      (4,252,819)   $(47,874,878)     (2,711,218)   $(32,282,424)
=============================================================================================
Class L
Shares sold                          466,342    $  5,293,562         748,179    $  9,136,262
Shares issued on reinvestment         60,949         690,563          61,261         732,850
Shares reacquired                   (479,549)     (5,406,488)       (555,456)     (6,692,102)
---------------------------------------------------------------------------------------------
Net Increase                          47,742    $    577,637         253,984    $  3,177,010
=============================================================================================
Class Y
Shares sold                        1,837,672    $ 20,627,793       2,387,970    $ 28,513,629
Shares issued on reinvestment             --              --              --              --
Shares reacquired                    (11,305)       (128,327)             --              --
---------------------------------------------------------------------------------------------
Net Increase                       1,826,367    $ 20,499,466       2,387,970    $ 28,513,629
=============================================================================================


19 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                                 2000(1)        1999(1)        1998(1)       1997         1996
================================================================================================================
Net Asset Value, Beginning of Year            $  11.22       $  13.12       $  13.19     $  12.27     $  13.25
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.73           0.72           0.77         0.80         0.80
  Net realized and unrealized gain (loss)         0.50          (1.88)          0.29         1.20        (0.90)
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.23          (1.16)          1.06         2.00        (0.10)
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.72)         (0.73)         (0.76)       (0.80)       (0.76)
  Net realized gains                                --             --          (0.37)       (0.28)       (0.12)
  Capital                                           --          (0.01)            --           --           --
----------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.72)         (0.74)         (1.13)       (1.08)       (0.88)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  11.73       $  11.22       $  13.12     $  13.19     $  12.27
----------------------------------------------------------------------------------------------------------------
Total Return                                     11.36%         (9.09)%         8.30%       17.10%       (0.47)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $    218       $    211       $    253     $    222     $    206
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.03%          1.03%          1.04%        1.02%        1.04%
  Net investment income                           6.44           5.94           5.73         6.43         6.63
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             77%           147%            32%          39%          48%
================================================================================================================

Class B Shares                                 2000(1)        1999(1)        1998(1)       1997         1996
================================================================================================================
Net Asset Value, Beginning of Year            $  11.21       $  13.09       $  13.19     $  12.29     $  13.25
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.66           0.66           0.70         0.75         0.74
  Net realized and unrealized gain (loss)         0.50          (1.87)          0.29         1.18        (0.90)
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.16          (1.21)          0.99         1.93        (0.16)
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.66)         (0.66)         (0.72)       (0.75)       (0.68)
  Net realized gains                                --             --          (0.37)       (0.28)       (0.12)
  Capital                                           --          (0.01)            --           --           --
----------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.66)         (0.67)         (1.09)       (1.03)       (0.80)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  11.71       $  11.21       $  13.09     $  13.19     $  12.29
----------------------------------------------------------------------------------------------------------------
Total Return                                     10.73%         (9.44)%         7.72%       16.44%       (0.89)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $    151       $    192       $    260     $    249     $    258
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.54%          1.52%          1.53%        1.51%        1.54%
  Net investment income                           5.93           5.44           5.23         5.95         6.13
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             77%           147%            32%          39%          48%
================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


20  Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares                                 2000(1)        1999(1)      1998(1)(2)      1997         1996
================================================================================================================
Net Asset Value, Beginning of Year            $  11.19       $  13.07       $  13.18     $  12.30     $  13.26
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.67           0.67           0.70         0.72         0.75
  Net realized and unrealized gain (loss)         0.50          (1.88)          0.30         1.21        (0.90)
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.17          (1.21)          1.00         1.93        (0.15)
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.67)         (0.66)         (0.74)       (0.77)       (0.69)
  Net realized gains                                --             --          (0.37)       (0.28)       (0.12)
  Capital                                           --          (0.01)            --           --           --
----------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.67)         (0.67)         (1.11)       (1.05)       (0.81)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  11.69       $  11.19       $  13.07     $  13.18     $  12.30
----------------------------------------------------------------------------------------------------------------
Total Return                                     10.81%         (9.44)%         7.83%       16.41%       (0.83)
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $     20       $     19       $     19     $     10     $      7
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.47%          1.46%          1.54%        1.49%        1.42%
  Net investment income                           6.00           5.52           5.22         5.93         6.28
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             77%           147%            32%          39%          48%
================================================================================================================

Class Y Shares                                 2000(1)        1999(1)        1998(1)       1997         1996(3)
================================================================================================================
Net Asset Value, Beginning of Year            $  11.22       $  13.11       $  13.19     $  12.28     $  13.03
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.77           0.76           0.82         0.83         0.75
  Net realized and unrealized gain (loss)         0.49          (1.87)          0.29         1.21        (0.66)
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.26          (1.11)          1.11         2.04         0.09
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.76)         (0.77)         (0.82)       (0.85)       (0.72)
  Net realized gains                                --             --          (0.37)       (0.28)       (0.12)
  Capital                                           --          (0.01)            --           --           --
----------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.76)         (0.78)         (1.19)       (1.13)       (0.84)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  11.72       $  11.22       $  13.11     $  13.19     $  12.28
----------------------------------------------------------------------------------------------------------------
Total Return                                     11.66%         (8.68)%         8.66%       17.44%        1.01%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $    135       $    109       $     96     $     69     $     18
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.69%          0.68%          0.70%        0.69%        0.72%+
  Net investment income                           6.78           6.31           6.07         6.63         7.34+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             77%           147%            32%          39%          48%
================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   For the year from February 7, 1996 (inception date) to December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


21 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                         KPMG LLP

New York, New York
February 9, 2001


22 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

A total of 10.07% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


23 Smith Barney Investment Grade Bond Fund | 2000 Annual Report to Shareholders

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------
  SMITH BARNEY
INVESTMENT GRADE
   BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive
Officer

Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

SSB Citi Fund Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Investment Grade Bond Fund
================================================================================

This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INVESTMENT
GRADE BOND FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0317 2/01